The Yorktown Funds

each a series of American Pension Investors Trust

Ticker Symbols
Yorktown Funds	Class A	Class L	Institutional Class
YORKTOWN GROWTH FUND	AFGGX	APITX	APGRX
YORKTOWN CAPITAL INCOME FUND	APIGX	AFDDX	AFAAX
YORKTOWN SHORT TERM BOND FUND	APIMX	AFMMX	APIBX
YORKTOWN MULTI-ASSET INCOME FUND	APIUX	AFFIX	APIIX
YORKTOWN MASTER ALLOCATION FUND	APIFX	APILX	APMAX
YORKTOWN SMALL CAP FUND	YOVAX	YOVLX	YOVIX
YORKTOWN MID CAP FUND	YWBAX	YWBLX	YWBIX

Yorktown Funds offers seven mutual fund series in this prospectus (each, a “Fund,” and together, the “Funds”).

Each Fund offers you a separate investment, with its own investment objective and policies.

PROSPECTUS DATED MAY 31, 2018

Like all mutual fund shares, the U.S. Securities and Exchange Commission has not approved or disapproved the shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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Section 1 | Fund Summaries

This section provides you with an overview of each Fund, including investment objectives, fees and expenses, and historical performance information.

1	Yorktown Growth Fund
8	Yorktown Capital Income Fund
15	Yorktown Short Term Bond Fund
21	Yorktown Multi-Asset Income Fund
27	Yorktown Master Allocation Fund
34	Yorktown Small Cap Fund
40	Yorktown Mid Cap Fund

Section 2 | Additional Information About Investment Strategies and Related Risks

This section sets forth additional information about the Funds.

46	Investment Objectives and Strategies of each Fund
52	Principal Investment Risks
56	Non-Principal Strategies and Risks
57	Portfolio Holdings Disclosure

Section 3 | Who Manages Your Money

This section gives you a detailed discussion of our Investment Adviser and Portfolio Managers

57	The Investment Adviser
58	The Investment Managers
59	The Portfolio Managers

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Section 4 | How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account

60	What Share Classes We Offer
62	How to Reduce Your Sales Charge
64	How to Buy Shares
67	How to Sell Shares

Section 5 | General Information

This section summarizes the Funds’ distribution policies and other general Fund information

68	Dividends, Distributions and Taxes
69	Net Asset Value
70	Fair Value Pricing
71	Frequent Trading
71	Acquired Fund Fees and Expenses
72	Distribution and Service Plans
73	General Information
75	Privacy Policy

Section 6 | Financial Highlights

76	This section provides each Fund’s financial performance for the past five years.

Section 7 | For More Information

98	This section tells you how to obtain additional information relating to the Funds.

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Section 1 | FUND SUMMARIES

Yorktown Growth Fund

Investment Objective – Growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 59 of the Fund’s prospectus.

Shareholder Fees
(Fees paid directly from your investment)

	Class A AFGGX	Class L APITX	Institutional Class APGRX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Class A AFGGX	Class L APITX	Institutional Class APGRX
Management Fee	1.00%	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.00%	1.00%	0.00%
Other Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses (2)	1.40%	2.40%	1.40%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (AFGGX) Shares:	$709	$993	$1,297	$2,158

	1 Year	3 Years	5 Years	10 Years
Class L (APITX) Shares:	$243	$748	$1,280	$2,736

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APGRX) Shares:	$143	$443	$766	$1,680

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund invests in securities that, in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for growth of capital.

The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”). Underlying Funds are open-end mutual funds, closed-end funds, Business Development Companies (“BDC’s”), unit investment trusts, that seek capital growth or appreciation by investing primarily in common stock or convertible securities and that are not affiliated with the Fund or its Adviser. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in Exchange Traded Funds (“ETF’s”), including ETF’s that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk. None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Business Development Companies Risk – Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Exchange Traded Fund Risk. ETF’s are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETF’s involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETF’s may trade at a market discount.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class L Share performance from year to year and by showing how the Fund’s Class L Share average annual returns for 1-, 5-, and 10- year periods compare with those of a broad measure of market performance. The past performance of the Fund’s Class L Shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class L Shares (APITX)

(for calendar years ending on December 31)

During the period covered by the bar chart, the highest return on Class L Shares for a quarter was +25.10% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.85% (quarter ended December 31, 2008). Year to date total return for Class L Shares as of March 31, 2018 was -0.53%.

Average Annual Total Returns

(for periods ending on December 31, 2017)

	One Year	Five Years	Ten Years
Return Before Taxes- Class L Shares (APITX)	26.24%	11.30%	4.91%
Return After-Taxes on Distributions (1)	24.03%	10.69%	4.25%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	16.60%	8.96%	3.75%
MSCI World Index (2) (reflects no deduction for fees, expenses or taxes)	23.07%	12.26%	5.63%

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (AFGGX)	20.17%	11.09%	5.34%

	One Year	Five Years	Inception 5/31/2013
Return Before Taxes - Institutional Class Shares (APGRX)	27.50%	N/A	10.35%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class L Shares. After-tax returns for Class A and Institutional Class Shares will vary.

(2)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 30, 2018, the MSCI World Index consisted of the following 22 developed market country indices Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1985. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Yorktown Capital Income Fund

Investment Objective – High current income, as well as growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 59 of the Fund’s prospectus.

Shareholder Fees
(Fees paid directly from your investment)

	Class A APIGX	Class L AFDDX	Institutional Class AFAAX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Class A APIGX	Class L AFDDX	Institutional Class AFAAX
Management Fee	0.60%	0.60%	0.60%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses	0.54%	0.54%	0.54%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses (2)	1.45%	2.20%	1.20%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (APIGX) Shares:	$714	$1,007	$1,322	$2,210

	1 Year	3 Years	5 Years	10 Years
Class L (AFDDX) Shares:	$223	$688	$1,180	$2,534

	1 Year	3 Years	5 Years	10 Years
Institutional Class (AFAAX) Shares:	$122	$381	$660	$1,455

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Capital Income Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for high current income or growth of capital and income.

The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Attractive investments are securities that have been identified by the Adviser as trading below their current intrinsic value and that possess fundamental attributes that, in the Adviser’s opinion, indicate significant long-term growth and income potential. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Income Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETF’s, the Capital Income Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Income Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk. None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Business Development Companies Risk – Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Exchange Traded Fund Risk. ETF’s and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETF’s involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETF’s may trade at a market discount.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s Institutional Class Share average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Institutional Class Shares (AFAAX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Institutional Class Shares’ highest return for a quarter was 24.25% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008). Institutional Class Shares’ year to date total return as of March 31, 2018 was -1.39%.

Average Annual Total Returns

(for periods ending on December 31, 2017)

	One Year	Five Years	Ten years
Return Before Taxes - Institutional Class Shares (AFAAX)	16.86%	8.76%	5.01%
Return After-Taxes on Distributions (1)	12.09%	6.94%	3.87%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	12.95%	6.72%	3.86%
MSCI World Index (2) (reflects no deduction for fee, expenses or taxes)	23.07%	12.26%	5.63%

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (APIGX)	9.84%	6.99%	3.91%

	One Year	Five Years	Ten Years
Return Before Taxes - Class L Shares (AFDDX)	15.68%	7.67%	3.99%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares and after-tax returns for Class L and Class A Shares will vary.

(2)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 30, 2018, the MSCI World Index consisted of the following 22 developed market country indices Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in July 2004. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Yorktown Short Term Bond Fund

Investment Objective – The Fund’s investment objective is to seek income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 59 of the Fund’s prospectus.

Shareholder Fees
(Fees paid directly from your investment)

	Class A APIMX	Class L AFMMX	Institutional Class APIBX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	2.25%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A APIMX	Class L AFMMX	Institutional Class APIBX
Management Fee	0.70%	0.70%	0.70%
Distribution/Service (12b-1 Fees)	0.00%	1.00%	0.00%
Other Expenses (2)	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses (before waivers and/or reimbursements)	0.98%	1.98%	0.98%
Fee Waivers and/or Expense Reimbursements (3)	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses (after waivers and/or reimbursements) (3)	0.89%	1.89%	0.89%

(1)	Large purchases of Class A shares (greater than $500,000) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

(2)	Effective October 17, 2017, the Fund adopted a principal investment strategy limiting the Fund’s investments in other registered investment companies and Acquired Fund Fees and Expenses has been restated to reflect the new investment strategy. Prior to the adoption of this principal investment strategy, Acquired Fund Fees and Expenses were 0.04%.

(3)	In the interest of limiting expenses of the Fund, the Adviser has entered into a five-year contractual expense limitation agreement with the Trust, effective February 1, 2017, so that the Fund’s ratio of total annual operating expenses is limited to 0.95% for Class A Shares, 1.95% for Class L Shares, and 0.95% for Institutional Class Shares. The Adviser has entered into an additional contractual expense limitation agreement with the Trust, effective October 17, 2017, so that the Fund’s ratio of total annual operating expenses is limited to 0.89% for Class A Shares, 1.89% for Class L Shares, and 0.89% for Institutional Class Shares until at least May 31, 2019. Pursuant to each of these expense limitation agreements, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust (the “Board”) by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (APIMX) Shares:	$314	$515	$738	$1,383

	1 Year	3 Years	5 Years	10 Years
Class L (AFMMX) Shares:	$192	$606	$1,051	$2,292

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APIBX) Shares:	$91	$297	$524	$1,185

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the Adviser’s opinion, offer the opportunity for income consistent with preservation of capital. The Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Adviser exercises a flexible strategy in the selection of various types of debt (or fixed income) investments and is not limited by investment style, sector or asset class. The fund seeks to provide diversification by allocating the Fund’s investments among various areas of the fixed income markets.

The Fund primarily invests in the investment grade debt securities of various types. Such investments primarily include (but not limited to):

• Corporate debt of U.S. and foreign (including emerging market) issuers that are denominated in U.S. Dollars

• Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (privately issued mortgage-related securities are limited to not more than 5% of the Fund’s total assets)

• Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises

• Bonds of foreign government issuers (including its agencies) payable in U.S. dollars

• Inflation linked investments

• Taxable municipal bonds and/or tax-exempt municipal bonds.

Although the Short Term Bond Fund invests primarily in investment-grade debt securities (as designated by S&P, Moody’s or Fitch) it may invest a portion of its net assets in securities rated below investment grade. Normally we would expect the majority of these investments to be rated in the top tier of below investment grade (i.e. BB designations by S&P). Additionally, the Fund may invest a portion of its net assets in any one or a combination of the following types of fixed income securities including (but not limited to):

•	Preferred stock, baby bonds

•	High-yield debt securities (commonly referred to as ‘‘lower-rated’’ or ‘‘junk” bonds

•	Senior loans, including bridge loans, assignments, and participations

•	Non-rated securities for S&P, Moody’s or Fitch

•	Convertible securities, including convertible bonds and preferred stocks

The Fund attempts to manage interest rate risk through its management of dollar-weighted average modified duration of the securities it holds in its portfolio. Under normal conditions, the Fund’s portfolio will have an average aggregate maturity of not more than three years. The Fund also attempts to manage risk through credit analysis with a focus on company assets, free cash flow, capital stock, earnings, economic prospects and debt structure. While not limited by these factors the goal of all investments is to provide a reasonable amount of income with the barbell of capital preservation and how they interact within the portfolio. To this end, the Fund does not attempt to purchase securities with a plan to quickly turnover those assets.

The Adviser may sell a security given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in up to 100% cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class A Shares (APIMX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 28.39% (quarter ended June 30, 2009) and the lowest return for a quarter was -31.43% (quarter ended December 31, 2008). Class A Shares’ year to date total return as of March 31, 2018 was 0.06%.

Average Annual Total Returns for the Fund’s

(for periods ending on December 31, 2017)

	One Years	Five Years	Ten Years
Return Before Taxes - Class A Shares (APIMX)	2.35%	0.29%	-1.45%
Return After-Taxes on Distributions (1)	1.11%	-1.20%	-2.36%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	1.32%	-0.46%	-1.43%
Bloomberg Barclays U.S. Aggregate Index (2) (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	4.01%

	One Year	Five Years	Ten Years
Return Before Taxes - Class L Shares (AFMMX)	3.67%	0.48%	-1.85%

	One Year	Five Years	Inception 5/31/2013
Return Before Taxes - Institutional Class Shares (APIBX)	4.69%	N/A	1.91%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class A Shares. After-tax returns for Class L and Institutional Class Shares will vary.

(2)	The Bloomberg Barclays U.S. Aggregate Index is an index comprised of approximately 6,000 publicly traded bonds including U.S. govt, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. This Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, govt-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-through), ABS, and CMBS. This index represents asset types which are subject to risk, including loss of principal.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. Michael Dixon, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Yorktown Multi-Asset Income Fund

Investment Objective – Current income with limited credit risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 59 of the Fund’s prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A APIUX	Class L AFFIX	Institutional Class APIIX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25 /yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A APIUX	Class L AFFIX	Institutional Class APIIX
Management Fee	0.40%	0.40%	0.40%
Distribution/Service (12b-1 Fees)	0.50%	1.00%	0.00%
Other Expenses	0.21%	0.21%	0.21%
Acquired Fund Fees and Expenses(2)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses (3)	1.15%	1.65%	0.65%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

(2)	"Acquired Fund Fees and Expenses" have been restated to reflect current fees and expenses.

(3)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (APIUX) Shares:	$685	$919	$1,172	$1,892

	1 Year	3 Years	5 Years	10 Years
Class L (AFFIX) Shares:	$168	$520	$897	$1,955

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APIIX) Shares:	$66	$208	$362	$810

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Multi-Asset Income Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Multi-Asset Income Fund may invest in debt securities, including U.S. Government securities, corporate bonds and structured notes; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by investment companies affiliated with the Adviser; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Multi-Asset Income Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Multi-Asset Income Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Multi-Asset Income Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, ETF’s, the Multi-Asset Income Fund may have significant exposure to foreign securities, including high yield securities, emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multi-Asset Income Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end investment company involves the risk that the value of shares of the investment company will go up and down in response to changes in the value of its portfolio holdings. In addition, the Fund will indirectly bear the fees and expenses of the underlying investment company.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class A Shares (APIUX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 27.87% (quarter ended June 30, 2009) and the lowest return for a quarter was -13.06% (quarter ended September 30, 2008). Class A Shares’ year to date total return as of March 31, 2018 was -1.45%.

Average Annual Total Returns

(for periods ending on December 31, 2017)

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (APIUX)	3.70%	3.50%	7.00%
Return After-Taxes on Distributions (1)	1.39%	0.66%	4.26%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	2.34%	1.40%	4.30%
Dow Jones Conservative Relative Risk Index (2) (reflects no deduction for fee, expenses or taxes)	5.73%	2.65%	3.96%

	One Year	Five Years	Ten Years
Return Before Taxes - Class L Shares (AFFIX)	9.47%	4.20%	7.06%

	One Year	Five Years	Inception 4/1/2010
Return Before Taxes - Institutional Class Shares (APIIX)	10.58%	5.26%	6.37%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class A Shares. After-tax returns for Class L and Institutional Class Shares will vary.

(2)	The Dow Jones Conservative Relative Risk Index is made up of underlying Dow Jones indices. Each Dow Jones Relative Risk Index consists of multiple sub-indexes that represent stocks, bonds and cash. The sub-indexes in turn contain large numbers of components. The Index is designed to measure portfolios at a conservative risk level. To reflect risk levels, the indexes allocate differently among the underlying stock, bond and cash sub-indexes. The Index attempts to maintain a 20% level of risk relative to the risk of an all stock portfolio.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has served as Portfolio Manager to the Fund since 2005. Michael Dixon, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Yorktown Master Allocation Fund

Investment Objective – Long term capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 59 of the Fund’s prospectus.

Shareholder Fees
(Fees paid directly from your investment)

	Class A APIFX	Class L APILX	Institutional Class APMAX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Class A APIFX	Class L APILX	Institutional Class APMAX
Management Fee	0.30%	0.30%	0.30%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses	0.69%	0.69%	0.69%
Acquired Fund Fees and Expenses	1.32%	1.32%	1.32%
Total Annual Fund Operating Expenses (2)	2.56%	3.31%	2.31%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (APIFX) Shares:	$819	$1,326	$1,857	$3,304

	1 Year	3 Years	5 Years	10 Years
Class L (APILX) Shares:	$334	$1,018	$1,726	$3,604

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APMAX) Shares:	$234	$721	$1,235	$2,646

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Master Allocation Fund invests its assets in a variety of equity and debt securities. The Fund also invests in the securities of other open-end mutual funds managed by the Adviser (each a “Yorktown Fund” and, collectively, the “Yorktown Funds”), but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective. The Adviser does not presently intend to invest Fund assets in individual equity or debt securities. Rather, the Fund will seek to gain exposure to those asset classes through investments in the Yorktown Funds or other Underlying Funds (defined below). In seeking to take advantage of current or expected market conditions and/or to manage risk, the Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund, either directly or indirectly through investments in Underlying Funds, may purchase many types of securities, including, among others:

■	Common stock of U.S. and foreign issuers and other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements;

■	Securities issued by investment companies, such as open-end mutual funds (including the Yorktown Funds), exchange-traded funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies (“Underlying Funds”);

■	Long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. government securities, corporate bonds, and commercial paper), including investments rated below investment grade, commonly known as “junk bonds;”

■	ETF’s, including exchange traded funds and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or benchmark (“ETF’s”);

■	Real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

When investing in an Underlying Fund, the Adviser considers, among other things, the Underlying Fund’s past performance and its investment objectives and policies, the investment style, reputation and quality of its investment adviser and the Underlying Fund’s size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments through investments in Underlying Funds and ETF’s, the Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities, high yield securities, equity-based, income producing securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund in a variety of circumstances, such as: when an investment no longer appears to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

To the extent that the Fund invests in one or more Yorktown Funds, the Adviser will be receiving investment advisory fees from the Fund and from the Yorktown Fund(s) in which the Adviser has invested.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

The following are risks associated with investments by the Fund made directly, or indirectly through investments in Underlying Funds.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk. Investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Business Development Companies Risk – Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased. When appropriate or as required by law, the Fund will segregate assets used in connection with leveraging strategies.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Privately Placed Securities. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board.

Leverage Risk. Leveraging by the Fund may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Growth Style Risk. The Fund may invest in Underlying Funds that pursue a growth style of investing (“growth style funds”). The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Growth style funds may invest in securities of companies that their advisers believe have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Value Style Risk. The Fund may invest in Underlying Funds that pursue a value style of investing (“value style funds”). The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Value style funds may invest in securities of companies that their advisers believe to be undervalued. Even though value style funds invest in companies whose securities are believed to be undervalued relative to their underlying profitability, there can be no assurance that the shares of the companies selected for a value style fund will appreciate in value. In addition, many of the stocks selected for value style funds may be more volatile than the general market.

Non-Diversification Risk. The Fund is a non-diversified Fund. Non-diversified funds may invest in fewer issuers than diversified funds. Thus, the value of a non-diversified fund’s shares may vary more widely, and a non-diversified fund may be subject to greater investment and credit risk than if it invested more broadly. The Fund may invest in Underlying Funds that are also non-diversified, which may increase the risk of the Fund.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-year, 5-year, and Since Inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class A Shares (APIFX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 12.71% (quarter ended September 30, 2010) and the lowest return for a quarter was -17.94% (quarter ended September 30, 2011). Class A Shares’ year to date total return as of March 31, 2018 was -1.00%.

Average Annual Total Returns

(for periods ending on December 31, 2017)

	One Year	Five Years	Inception 3/19/2009
Return Before Taxes - Class A Shares (APIFX)	9.43%	7.45%	12.20%
Return After-Taxes on Distributions (1)	4.96%	5.52%	11.05%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	8.90%	5.73%	10.04%
MSCI World Index (2) (reflects no deduction for fee, expenses or taxes)	23.07%	12.26%	14.79%

	One Year	Five Years	Inception 3/19/2009
Return Before Taxes - Class L Shares (APILX)	15.29%	8.14%	12.38%

	One Year	Five Years	Inception 5/31/2013
Return Before Taxes - Institutional Class Shares (APMAX)	16.43%	N/A	7.42%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class A Shares. After-tax returns for Class L and Institutional Class Shares will vary.
(2)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 30, 2018, the MSCI World Index consisted of the following 22 developed market country indices Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, and David M. Basten, Portfolio Manager, have served as Portfolio Managers to the Fund since its inception in March 2009. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Yorktown Small Cap Fund

Investment Objective – The Fund seeks to achieve long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in one or more Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 59 of the Fund’s prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class L	Institutional Class
Management Fee	0.90%	0.90%	0.90%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses	1.06%	1.06%	1.06%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.26%	3.01%	2.01%
Fee Waivers and/or Expense Reimbursements (2)	(0.81%)	(0.81%)	(0.81%)
Total Annual Fund Operating Expenses (3)	1.45%	2.20%	1.20%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).
(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a five-year contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, for the first five fiscal years of the Fund’s operations, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.40% for Class A Shares, 2.15% for Class L Shares, and 1.15% for Institutional Class Shares. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

(3)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:	$714	$1,035	$1,520	$2,853

	1 Year	3 Years	5 Years	10 Years
Class L Shares:	$223	$717	$1,382	$3,165

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares:	$122	$410	$872	$2,154

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in U.S. listed securities with market capitalization within the range of the targeted benchmark, the Russell 2000 Growth Index. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. At any given time, the Fund may hold up to 15% of its assets in American Depositary Receipts (ADRs). Typically, the Fund invests in approximately 40-60 stocks that pass Sapphire Star Capital LLC’s (the “Sub-Adviser” or the “Fund’s Investment Manager”) stringent quantitative and fundamental criteria.

The Fund’s Investment Manager believes that the Fund is best able to achieve long-term capital appreciation through investments in securities of a core group of businesses and to hold such securities for the long term. The Fund will invest in listed marketable securities, generally, but not exclusively, equity and equity related securities that are traded on U.S. exchanges.

In selecting securities for the Fund, the Fund’s Investment Manager utilizes a quantitative fundamental approach combined with a robust risk/reward assessment to consistently identify securities with asymmetrically favorable profiles, which it believes are inefficiently priced by the market relative to their potential upside.

Generally, in determining whether to sell a security, the Fund’s Investment Manager uses the same type of analysis that it uses in buying securities. For example, the Fund’s Investment Manager may sell a security if it deteriorates in its multi factor fundamental model, drops out of the top tier reward/risk ratio rankings, or is believed to have excess risk. The Fund’s Investment Manager may also sell a security to reduce the Fund’s holding in that security, take advantage of more attractive investment opportunities, or to raise cash.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Small Company Risk. Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Investment Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the Portfolio Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Management Risk. The investment strategies, practices and risk analysis used by the Investment Manager may not produce the desired results.

New Fund Risk. This is a new Fund with a limited operating history. Although the Investment Manager is experienced in managing similar funds, this is a new Fund. Accordingly, the risk of loss may be greater than with a more established fund.

The Fund's Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-Year and Since Inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Institutional Class Shares (YOVIX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Institutional Class Shares’ highest return for a quarter was 4.68% (quarter ended September 30, 2017) and the lowest return for a quarter was -0.25% (quarter ended June 30, 2017). Institutional Class Shares’ year to date total return as of March 31, 2018 was 1.80%.

Average Annual Total Returns

(for periods ending on December 31, 2017)

	One Year	Inception 5/9/16
Return Before Taxes - Institutional Class Shares (YOVIX)	9.00%	17.96%
Return After-Taxes on Distributions (1)	4.61%	15.01%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	7.63%	13.41%
Russell 2000 Growth Index (2) (reflects no deduction for fee, expenses or taxes)	22.17%	24.40%
Russell 2000 Value Index (3) (reflects no deduction for fee, expenses or taxes)	7.84%	21.54%

	One Year	Inception 5/9/16
Return Before Taxes - Class A Shares (YOVAX)	2.60%	13.56%

	One Year	Inception 5/9/16
Return Before Taxes - Class L Shares (YOVLX)	7.92%	16.77%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values.
(3)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Investment Manager – Sapphire Star Capital LLC

Portfolio Managers – Mr. Michael J. Borgen is the Fund’s Portfolio Manager. Mr. Borgen has been Portfolio Manager since 2017.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Yorktown Mid Cap Fund

Investment Objective – The Fund seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charges” Section on page 59 of the Fund’s prospectus.

Shareholder Fees

(Fees paid directly from your investment)

	Class A	Class L	Institutional Class
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class L	Institutional Class
Management Fee	1.00%	1.00%	1.00%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses (2)	0.89%	0.89%	0.89%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.14%	2.89%	1.89%
Fee Waivers and/or Expense Reimbursements (3)	(0.79%)	(0.79%)	(0.79%)
Total Annual Fund Operating Expenses	1.35%	2.10%	1.10%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.50% if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Unified Financial Securities, Inc. (the “Distributor”).

(2)	At a meeting of the Fund’s Board of Trustees, held on December 13, 2017, the Board approved the Adviser’s request to lower the first breakpoint in the investment advisory fee charged to the Fund from 1.15% to 1.00% effective April 23, 2018. Also, effective April 23, 2018, the Board approved a reduction in the Fund’s expense limit (see footnote 3 below).

(3)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.35% for Class A Shares, 2.10% for Class L Shares and 1.10% for Institutional Class Shares. This expense limitation expires January 31, 2021. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. The expense limitation agreement may be terminated only by the Board of Trustees by providing 60 days-notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for each Share Class. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares:	$705	$1,005	$1,466	$2,739

	1 Year	3 Years	5 Years	10 Years
Class L Shares:	$213	$686	$1,327	$3,053

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares:	$112	$379	$815	$2,029

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to deliver superior, risk-adjusted returns over full market cycles, by investing primarily in the common stocks of underappreciated companies and industries. A full market cycle is deemed to be a multi-year period including a period of material increase in the U.S. stock market (a “bull market”) and a period of material decline in the U.S. stock market (a “bear market”). The Fund generally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of medium-sized companies (“mid-caps”) that may offer shareholders greater growth prospects than larger businesses without the heightened operational risks of small companies. The Adviser defines “mid-caps” as those companies within the capitalization range of the Russell Midcap® Index (which consists of companies with capitalizations from approximately $2.4 billion to approximately $29 billion as of May 12, 2017, the date of the last reconstitution of the Russell Midcap® Index), at the time of purchase.

The Fund may invest up to 20% of its net assets in U.S. listed securities of foreign domiciled mid-cap companies.

The Fund may invest up to 50% of its net assets in cash, cash-equivalents and high-quality, short-term debt securities and money market instruments for temporary defensive purposes.

The Fund will generally invest in 25 to 35 companies. The Fund is managed using a long-term approach to security selection. Investments will generally be made with an intended investment horizon of three years, although individual investments may be held for shorter or longer time periods. The Fund’s Investment Manager evaluates investment opportunities using bottom up, fundamental analysis, paying particular attention to a company’s:

■	expected future profits;

■	expected sustainable revenue and/or asset growth;

■	expected cash investment needed to support expected growth;

■	normalized free cash flow after considering Items 1 through 3 above; and

■	valuation relative to normalized earnings and free cash flow after giving consideration to growth potential and financial strength.

The decision to sell securities is driven by the Investment Manager’s evaluation of prospective total returns relative to the perceived risk of the security in question. A security may be sold when its estimated future return is low in an absolute sense or in order to fund the purchase of a new investment which offers a better risk/reward profile. The Fund is managed in a tax sensitive manner and securities may be sold to generate tax losses in order to minimize realized taxable gains.

The Fund may be appropriate for investors who:

1.	are pursuing long-term growth of capital;

2.	want to add an investment with appreciation potential to diversify their investment portfolio; and can accept the greater risks of investing in a portfolio with significant common stock holdings.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Investment Manager believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Mid-Sized Company Risk. The securities of mid cap companies may be more volatile and less liquid than the securities of large cap companies. In addition, mid cap companies may be traded in low volumes. This can increase volatility and increase the risk that the Fund will not be able to sell the security on short notice at a reasonable price.

Style Risk. Different investment styles (e.g., value vs. growth, quality bias, market capitalization focus) tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Adviser for the Fund is out of favor, the Fund may underperform other equity funds that use different investment styles.

Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

Management Risk. The investment strategies, practices and risk analysis used by the Sub-Adviser may not produce the desired results.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class Share performance from year to year and by showing how the Fund’s Institutional Class Share average annual returns for 1-year and Since Inception periods compare with those of a broad measure of market performance. The past performance of the Fund’s Institutional Class Shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Institutional Class Shares (YWBIX)

(for calendar years ending on December 31)

During the period covered by the bar chart, the highest return on Institutional Class Shares for a quarter was 6.07% (quarter ended December 31, 2017) and the lowest return for a quarter was -2.71% (quarter ended June 30, 2017). Year to date total return for Institutional Class Shares as of March 31, 2018 was -3.16%.

Average Annual Total Returns

(for periods ending on December 31, 2017)

	One Year	Inception 5/10/2016
Return Before Taxes – Institutional Class Shares (YWBIX)	7.29%	7.66%
Return After-Taxes on Distributions (1)	6.70%	7.28%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	4.32%	5.77%
Russell Midcap Index (2) (reflects no deduction for fees, expenses or taxes)	18.52%	17.17%

	One Year	Inception 5/10/2016
Average Annual Total Return Before Taxes - Class A Shares (YWBAX)	0.68%	3.51%

	One Year	Inception 5/10/2016
Average Annual Total Return Before Taxes - Class L Shares (YWBLX)	6.27%	6.65%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.
(2)	Russell Midcap Index measures the performance of the 800 companies with the lowest market capitalizations in the Russell 1000 Index.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Investment Manager – Poplar Forest Capital, LLC

Portfolio Manager – J. Dale Harvey (CEO and Chief Investment Officer) and Stephen A. Burlingame (Portfolio Manager and Research Analyst) are the Portfolio Managers principally responsible for the day-to-day management of the Fund. Mr. Harvey has managed the Fund since February 2017. Mr. Burlingame has been a co-manager of the Fund since April 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Section 2 | ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives and Strategies of Each Fund

Yorktown Growth Fund (the “Growth Fund”)

Investment Objective: Growth of capital.

Principal Investment Strategies:

The Growth Fund invests in securities that, in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for growth of capital.

The Growth Fund may invest in the common stock of U.S. and foreign issuers that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings, with a focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies, that seek capital growth or appreciation by investing primarily in common stock or convertible securities. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in ETF’s and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark. The Growth Fund may also invest in; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Growth Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Fund’s size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETF’s, the Growth Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Fund’s Adviser will purchase issues for the Fund which it believes have capital growth potential due to factors such as:

■	rapid growth in demand in existing markets;

■	expansion into new markets;

■	new product introductions;

■	reduced competitive pressures;

■	cost reduction programs;

■	changes in management; and

■	other fundamental changes which may result in improved earnings growth or increased asset values.

The Advisor may sell a security when:

(1)	the fundamentals of the company decline;

(2)	the security reaches a target price or price-to-earnings ratio; or

(3)	the Advisor determines to reallocate assets to a security with superior capital growth potential.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Yorktown Capital Income Fund (the “Capital Income Fund”)

Investment Objective: High current income, as well as growth of capital and income.

Principal Investment Strategies:

The Capital Income Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for high current income or growth of capital and income.

The Capital Income Fund may invest in the common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds that seek to achieve an objective of total return by investing in income-producing equity securities (including dividend-paying common stocks and convertible securities), long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. Government securities, corporate bonds, commercial paper and preferred stocks); ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Attractive investments are securities that have been identified by the Adviser as trading below their current intrinsic value and that possess fundamental attributes that, in the Adviser’s opinion, indicate significant long term growth and income potential. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Capital Income Fund, such securities may include investments rated below investment grade, commonly known to as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETF’s, the Capital Income Fund may have significant exposure to foreign securities, high yield securities and equity-based, income producing securities.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Capital Income Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Yorktown Short Term Bond Fund (the “Short Term Bond Fund”)

Investment Objective: The Fund’s investment objective is to seek income consistent with the preservation of capital.

Principal Investment Strategies:

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the Adviser’s opinion, offer the opportunity for income consistent with preservation of capital. The Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Adviser exercises a flexible strategy in the selection of various types of debt (or fixed income) investments and is not limited by investment style, sector or asset class. The fund seeks to provide diversification by allocating the Fund’s investments among various areas of the fixed income markets.

The Fund primarily invests in the investment grade debt securities of various types. Such investments primarily include (but not limited to):

■	Corporate debt of U.S. and foreign issuers (including emerging market) that are denominated in U.S. Dollars

■	Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (privately issued mortgage-related securities are limited to not more than 5% of the Fund’s total assets)

■	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises

■	Bonds of foreign government issuers (including its agencies) payable in U.S. dollars

■	Inflation linked investments

■	Exchange traded funds with similar investment strategies and objectives

■	Taxable municipal bonds and/or tax-exempt municipal bonds Although the Short Term Bond Fund invests primarily in investment-grade debt securities (as designated by S&P, Moody’s or Fitch) it may invest a portion of its net assets in securities rated below investment grade. Normally we would expect the majority of these investments to be rated in the top tier of below investment grade (i.e. BB designations by S&P). Additionally, the Fund may invest a portion of its net assets in any one or a combination of the following types of fixed income securities (but not limited to):

■	Preferred stock, baby bonds

■	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds)

■	Senior loans, including bridge loans, assignments, and participations

■	Non-rated securities for S&P, Moody’s or Fitch

■	Convertible securities, including convertible bonds and preferred stocks the fund attempts to manage interest rate risk through its management of dollar-weighted average modified duration of the securities it holds in its portfolio. Under normal conditions, the Fund’s portfolio will have an average aggregate maturity of not more than three years. The Fund also attempts to manage risk through credit analysis with a focus on company assets, free cash flow, capital stack, earnings, economic prospects and debt structure. While not limited by these factors the goal of all investments is to provide a reasonable amount of income with the barbell of capital preservation and how they interact within the portfolio. To this end, the fund does not attempt to purchase securities with an attempt to quickly turnover those assets.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Short Term Bond Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in up to 100% cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Yorktown Multi-Asset Income Fund (the “Multi-Asset Income Fund”)

Investment Objective: Current income with limited credit risk.

Principal Investment Strategies:

The Multi-Asset Income Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Multi-Asset Income Fund may invest in debt securities, including U.S. Government securities and corporate bonds; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Multi-Asset Income Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Multi-Asset Income Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Multi-Asset Income Fund, such securities may, in rare instances, include investments rated below investment grade, commonly known as “junk bonds.” When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

Credit Risk is always present in an income producing security. To manage such risk, the Adviser considers ratings, if any, the payment history of the security, the underlying strength of the issuer to determine the likelihood of continued payments, the overall levels of debt being serviced by the issuer, the future growth prospects for the issuer, and the possible effects of outside market forces.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds and ETF’s, the Multi-Asset Income Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multi-Asset Income Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Yorktown Master Allocation Fund (the “Master Allocation Fund”)

Investment Objective: Long term capital appreciation and current income.

Principal Investment Strategies:

Under normal conditions, Yorktown Management & Research Company (the “Adviser”) seeks to achieve the Fund’s investment objective by investing Fund assets in a variety of equity and debt securities. The Adviser invests Fund assets in the securities of other open-end mutual funds managed by the Adviser (each a “Yorktown Fund” and, collectively, the “Yorktown Funds”), but reserves the right to invest Fund assets in other equity and debt securities as it deems appropriate in seeking to achieve the Fund’s investment objective. The Fund seeks to gain exposure to additional asset class exposure through investments in the Yorktown Funds or other Underlying Funds (defined below). In seeking to take advantage of current or expected market conditions and/or to manage risk, the Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Fund, either directly or indirectly through investments in Underlying Funds, may purchase many types of securities, including, among others:

■	Common stock of U.S. and foreign issuers and other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements;

■	Securities issued by investment companies, such as open-end mutual funds (including the Yorktown Funds), exchange-traded funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies (“Underlying Funds”);

■	Long-, intermediate- or short-term bonds and other fixed-income securities (such as U.S. government securities, corporate bonds, and commercial paper), including investments rated below investment grade, commonly known as “junk bonds;”

■	Exchange traded funds (“ETF’s”) and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or benchmark;

■	Real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate;

When investing in an Underlying Fund, the Adviser considers, among other things, the Underlying Fund’s past performance and its investment objectives and policies, the investment style, reputation and quality of its investment adviser and the Underlying Fund’s size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments through investments in Underlying Funds, and ETF’s, the Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities, high yield securities, equity-based, income producing securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund in a variety of circumstances, such as: when an investment no longer appears to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Yorktown Small Cap Fund (the “Small Cap Fund”)

Investment Objective – The Fund seeks to achieve long term capital appreciation.

Additional Investment Strategies:

The Fund seeks to achieve its investment objective of long-term capital appreciation by investing primarily in common stock of U.S. small cap companies. Under normal market circumstances, the Fund invests at least 80% of its net assets in common stock of U.S. companies that were small cap companies at the time of purchase. Generally, U.S. companies are companies organized in the U.S. and that trade in U.S. securities markets. Additionally, if the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund.

A portion of the Fund’s assets may be held in cash or cash-equivalent investments consisting of U.S. Government securities, money market funds, short-term instruments, commercial paper and other high quality money market instruments in response to either pending investment of cash balances, for liquidity purposes in anticipation of possible redemptions or for temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions. These securities typically offer less potential for gains than other types of securities, thus while the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Yorktown Mid Cap Fund (the “Mid Cap Fund”)

Investment Objective – The Fund seeks to achieve long term capital appreciation.

Additional Investment Strategies

The Fund may significantly alter its make-up as a temporary defensive strategy. A defensive strategy will be employed only if, in the judgment of the Investment Manager, investments in a Fund’s usual markets or types of securities become decidedly unattractive because of current or anticipated adverse economic, financial, political and social factors. For temporary defensive purposes, the Fund may invest up to 100% of its assets in other types of securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities and repurchase agreements, or it may retain funds in cash. When the Fund is invested defensively, it may not meet its investment objective

Principal Investment Risks

All Funds

General Risks. There is a risk that you could lose all or a portion of your investment in a Fund. The value of your investment in a Fund will go up and down with the prices of the securities in which a Fund invests. There is no assurance that a Fund will meet its investment objective. For more information relating to the risks of investing in the Funds, please see the Trust’s Statement of Additional Information (“SAI”).

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A Fund may experience a substantial or complete loss on an individual stock. At different times, a Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by the Adviser. Some of a Fund’s portfolio securities may not be widely traded and a Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for a Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Company Risk. A Fund may invest in securities that involve certain special circumstances (including bankruptcy) that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Investment Company Risk. Other than Short Term Bond Fund, each Fund invests in a number of Underlying Funds. For Multi-Asset Income Fund, Underlying Funds are limited to investment companies affiliated with the Adviser. Any investment in an open-end or closed-end investment company involves investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an Underlying Fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an Underlying Fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

For Funds other than Multi-Asset Income Fund, none of the Underlying Funds (except Yorktown Funds) are or will be affiliated with the Funds or their Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and the Funds’ Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Some of the Underlying Funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage in investment practices that entail greater risks. In particular, the Underlying Funds may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the Underlying Funds. You should recognize that you may invest directly in the Underlying Funds and that, by investing in the Underlying Funds indirectly through a Fund, you will bear not only your proportionate share of the expenses of a Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Underlying Funds. When an Index Security or Enhanced Index Product is an investment company security, these risks also apply.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when a Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Business Development Companies Risk. Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Exchange Traded Fund Risk. ETF’s and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETF’s involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETF’s may trade at a market discount.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Debt Security Risk. The values of debt securities held by a Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due. In addition, a Fund investing directly or indirectly in debt securities may be subject to the following risks:

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

“Junk Bonds” or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) (“junk bonds”) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Foreign Securities Risk. A Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Small-Cap Company Risk. A Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Real Estate Investment Trust Risk. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose a Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Privately Placed Securities Risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because a Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for a Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and a Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board.

Credit Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have, in the past, led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. Under those kinds of conditions, valuation of some of the Funds’ fixed income securities could be uncertain and/or result in sudden and significant value declines in its holdings. In addition, future illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

The following additional risks apply to the Growth Fund and the Master Allocation Fund.

Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

The following additional risk applies to the Master Allocation Fund.

Non-Diversification Risk. The Master Allocation Fund is a non-diversified fund, which enables the Fund to invest in fewer issuers than if it were a diversified fund. Thus, the value of the Master Allocation Fund’s shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if it invested more broadly.

Non-Principal Strategies and Risks

Portfolio Turnover

The Funds, directly or indirectly, may engage in active and frequent trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

Underlying Funds

Each Fund may invest in shares of the same Underlying Fund. However, the Funds collectively and their affiliates together are generally restricted as to the percentage of an Underlying Fund’s total outstanding voting shares they may own, unless the Underlying Fund has received an exemption from the U.S. Securities and Exchange Commission (the “SEC”) permitting, under certain conditions, investment companies such as the Funds and their affiliates to acquire an Underlying Fund’s voting shares in excess of such restrictions. The Trust has received an exemptive order from the SEC allowing each of its Funds to invest in Underlying Funds in excess of these limitations, subject to certain conditions and restrictions. Accordingly, to the extent that a Fund invests in Underlying Funds in excess of those limitations, the investment risk to the Fund of such investments will increase.

Portfolio Holdings Disclosure

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

Section 3 | WHO MANAGES YOUR MONEY

This section gives you a detailed discussion of our Investment Adviser and Portfolio Managers.

The Investment Adviser

Yorktown Management & Research Company, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as each Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for each Fund and supervision of all matters relating to the operation of each Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has served as the investment adviser to each Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. The Portfolio Managers of each Fund are responsible for the day-to-day management of each Fund’s portfolio.

For its services, the Adviser receives a monthly fee from each Fund, calculated at an annual rate of the average daily net assets for each Fund. For the most recent fiscal year, the Funds paid the following fees to the Adviser as a percentage of average daily net assets:

Fund	Fee
Growth Fund	1.00%
Capital Income Fund	0.60%
Short Term Bond Fund	0.70%
Multi-Asset Income Fund	0.40%
Master Allocation Fund	0.30%(1)
Small Cap Fund	0.90%
Mid Cap Fund	1.15%(2)

(1)	For its services relating to the Yorktown Master Allocation Fund, the Adviser receives a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Yorktown Master Allocation Fund. The management fee has two components: (i) a fee on Yorktown Fund Assets and (ii) a fee on Other Assets. The advisory fee for Yorktown Fund Assets is 0.30% of the average daily Yorktown Fund Assets of the Yorktown Master Allocation Fund. The fee for Other Assets is 1.00% of the average daily Other Assets of the Yorktown Master Allocation Fund.

(2)	At a meeting of the Fund’s Board of Trustees, held on December 13, 2017, the Board approved the Adviser’s request to lower the first breakpoint in the investment advisory fee charged to the Yorktown Mid Cap Fund from 1.15% to 1.00% effective April 23, 2018.

Until July 31, 2017, pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), the Adviser also acted as the accounting services agent for each of Growth Fund, Capital Income Fund, Multi-Asset Income Fund, Short Term Bond Fund, and Master Allocation Fund . Effective August 1, 2017, the Trust retained Ultimus Asset Services, LLC (“Ultimus”), to provide certain transfer agency, fund accounting, fund administration, and compliance support services for the aforementioned Funds. The accounting services agent to the Funds maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Funds’ business. For its services, the accounting agent receives an asset-based fee, computed daily and paid monthly of the average daily net assets of each Fund, and a minimum fee plus out-of-pocket expenses. For more information, see “Other Service Providers” in the Statement of Additional Information (“SAI”).

The Investment Managers

Sapphire Star Capital LLC

Sapphire Star Capital LLC (“Sapphire”) is the investment manager for the Yorktown Small Cap Fund. Pursuant to a sub-investment advisory agreement with Sapphire and the Adviser on behalf of the Fund, and subject to the supervision of the Adviser and the oversight of Board, the Investment Manager is responsible for selecting the Fund’s investments, providing investment research and providing a continuous investment program for the Fund. Sapphire is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, and monitoring and ensuring consistency with the Fund’s investment strategies and policies, subject to the supervision of the Adviser and the oversight of the Board. Sapphire is a Washington limited liability company with its principal business address at 5400 Carillon Point, Building 5000, Kirkland, WA 98033. Sapphire had approximately $118 million in assets under management as of December 31, 2017. Mr. Michael J. Borgen owns 100% of Sapphire and is therefore, a control person of Sapphire.

Poplar Forest Capital, LLC

Poplar Forest Capital, LLC (“Poplar Forest”), located at 70 South Lake Avenue, Suite 930, Pasadena, California 91101, is the Investment Manager to the Yorktown Mid Cap Fund. Poplar Forest is an SEC-registered investment advisory firm formed in 2007. Poplar Forest provides investment management services to institutions, individuals, high net worth individuals, charitable organizations and other pooled investment vehicles. Poplar served as investment adviser to Poplar Forest Outliers Fund which has similar investment objectives and strategies to the Fund until April 23, 2018, at which time the Outliers Fund reorganized into the Fund. Mr. J. Dale Harvey owns 78.6% of Poplar Forest and is therefore, a control person of Poplar Forest. As of December 31, 2017, Poplar Forest managed approximately $1.7 billion in assets.

Poplar Forest, subject to the oversight of the Board and the Adviser, will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Poplar Forest will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Poplar Forest will provide the services under the Sub-Advisory Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and SAI and such compliance policies and procedures as the Adviser or Trust may provide to Poplar Forest in writing from time to time.

The Portfolio Managers

All Funds except the Small Cap and Mid Cap Funds

Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for the Funds, having served in that capacity since commencement of each Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as Portfolio Manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

Growth Fund, Capital Income Fund, Master Allocation Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East serves as Portfolio Manager on the Growth Fund, Capital Income Fund and the Master Allocation Fund. Mrs. East has served as Portfolio Manager since 2011 and prior to that held various positions at the Adviser, including as a securities analyst.

Short Term Bond Fund and Multi-Asset Income Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mr. Michael Dixon serves as Portfolio Manager on the Short Term Bond Fund and Multi-Asset Income Fund. Mr. Michael Dixon has served as Portfolio Manager since 2012 and prior to that was an account manager with the investment advisory firm Flippin, Bruce, & Porter, Inc., from May 2002 to 2012. Mr. Dixon has over fifteen years of experience in the financial services industry.

Small Cap Fund

Mr. Michael J. Borgen, CEO and Chief Investment Officer of Sapphire, is the Portfolio Manager responsible for the day-to-day management of the Fund’s investment portfolio. Prior to founding Sapphire Star Capital in 2015, Mr. Borgen was a Senior Portfolio Manager at Navellier & Associates where he developed and managed equity and equity derivative strategies for nearly 20 years. Mr. Borgen started his career at Navellier as a Quantitative Research Analyst in 1996 where he was focused on developing new and enhancing existing proprietary investment selection models for the firm’s flagship products, the¬ Small and Small to Mid-Cap Growth portfolios. Mr. Borgen has his Bachelor of Science in Finance from the University of Nevada and his Master of Science in Economics, with a specialization in finance, also from the University of Nevada.

Mid Cap Fund

Mr. J. Dale Harvey, CEO and Chief Investment Officer of Poplar Forest, is the Portfolio Manager responsible for the day-to-day management of the Mid Cap Fund’s investment portfolio. Prior to founding Poplar Forest Capital in 2007, from 1991 to 2007, Mr. Harvey served as a portfolio counselor and investment analyst at Capital Group Companies. In his role with Capital Group Companies, Mr. Harvey served as President and Director (2005 to 2007) and portfolio counselor (2000 to 2007) for the American Mutual Fund; as President (2003 to 2005) and portfolio counselor (1997 to 2005) for the American Balanced Fund; as portfolio counselor (1997 to 2007) for the Washington Mutual Investors Fund; as portfolio counselor (2005 to 2007) for the Investment Company of America Fund; and as portfolio counselor (2003 to 2007) for the SmallCap World Fund.

Mr. Stephen A. Burlingame, Co-Portfolio Manager and Research Analyst at Poplar Forest, is the Portfolio co-Manager responsible for the day-to-day management of the Mid Cap Fund and has been since April 2018. Mr. Burlingame joined Poplar Forest in 2011 as an investment analyst and became a member of the Investment Committee in 2012. Prior to joining Poplar Forest, Mr. Burlingame spent seven years with Trust Company of the West serving as a research analyst, managing director and co-Portfolio Manager of the firm’s Concentrated Core/Select Equities investment strategies. At the end of his tenure at Trust Company of the West, Mr. Burlingame’s product group had assets in excess of $9 billion. Prior to Trust Company of the West, Mr. Burlingame spent a year with Brandywine Asset Management working as a research analyst on the firm’s Large Cap Value product. Mr. Burlingame received a B.A. in Economics, cum laude, from Claremont McKenna College in 1999. Mr. Burlingame has held the designation of Chartered Financial Analyst since 2011.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory contract with the Adviser is available in the Funds’ Semi-Annual Report dated July 31, 2017.

Section 4 | HOW YOU CAN BUY AND SELL SHARES

This section provides the information you need to move money into or out of your account

What Share Classes We Offer

Share Class Alternatives. Each Fund offers investors three different classes of shares, Class A Shares, Class L Shares, or Institutional Class Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest and are eligible. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Sales Charges — Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge. Sales charges for all funds except the Short Term Bond Fund are set forth below:

Sales Charge as a % of
Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%

Class A Sales charges applicable to the Short Term Bond Fund are:

Sales Charge as a % of
Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 but less than $500,000	1.25%	1.26%	1.00%
$500,000 and above	0.00%	0.00%	0.00%

Finders Fee

For all Funds except the Short Term Bond Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $1 million calculated as follows:

$1 million but less than $5 million	0.50%
Greater than $5 million	0.25%

For the Short Term Bond Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $500,000 calculated as follows:

$500,000 but less than $5 million	0.50%
Greater than $5 million	0.25%

Contingent Deferred Sales Charge (“CDSC”)

For large purchases of Class A shares where a commission advance has been paid to the selling dealer, a CDSC of 0.50% will be charged to the shares if they are redeemed during the first 18 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 18 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

Sales Charges — Class L Shares

Class L Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Class L Shares are subject to a 12b-1 Distribution and Service Fee as described later in this Prospectus.

Sales Charges — Institutional Class Shares

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

How to Reduce Your Sales Charge

Class A Shares Quantity Discounts

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

As used herein, “Participating Funds” refers to investment companies advised by the Adviser as determined from time to time by the Board.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Funds, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude a Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Shareholder Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Front-End Sales Charges and CDSC Waiver

Class A Shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

■	Clients of a financial intermediary that have entered into an agreement with the Distributor and have been approved by the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

■	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

■	All of employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and minor children under the age of 21 of those mentioned);

■	Fund Trustees, former Trustees, employees of affiliates of the Yorktown Funds and other individuals who are affiliated with any Yorktown Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

■	Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

■	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

■	Clients of an adviser or subadviser to any Yorktown Fund with investments of $25,000 or more in the Yorktown Funds; and

■	Investments of $5 million or more in Yorktown Funds by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire Class A Shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. To exercise this privilege, the Trust must receive your purchase order within 180 days of your redemption. In addition, you must notify Shareholder Services when you send in your purchase order that you are repurchasing shares. The Fund reserves the right to modify or terminate this arrangement at any time.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 544-6060, or Shareholder Services at (888) 933-8274. All account information is subject to acceptance and verification by the Funds’ Distributor.

Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Trust’s web site at www.yorktownfunds.com, which provides links to the prospectus and SAI containing the relevant information. You may also call the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8274 for this information. All account information is subject to acceptance and verification by the Fund’s Distributor.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.

How to Buy Shares

You may obtain application forms for the purchase of Class A, Class L, or Institutional Class Shares of the Funds by contacting the shareholder services department (“Shareholder Services”) of Ultimus Asset Services, LLC (the “Transfer Agent”), the Funds’ transfer agent, at the address or telephone number shown below.

Regular Mail:

Yorktown Funds

c/o Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Yorktown Funds

c/o Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Phone:

(888) 933-8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services, plus any applicable sales charge.

The minimum initial investment in each Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100.

Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. The minimum initial investment in each Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000, unless otherwise waived as described below.

An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Distributor. The Adviser may also approve waivers of the minimum purchase amount if, in its opinion, to do so would be in the best interests of a Fund’s shareholders. If you purchase Shares of a Fund from certain broker-dealers, banks or other authorized third parties, Shareholder Services will be deemed to have received your purchase order when that third party has received your order. The Trust and the Distributor reserve the right to reject any purchase order and to discontinue offering Shares of a Fund for purchase.

Additional Investments. You may purchase additional Shares of a Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

■	your name;

■	the name on your account(s);

■	your account number(s);

■	the name of the Fund; and

■	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value. The Trust has appointed an officer of Unified Financial Securities, Inc., the Trust’s principal underwriter, to serve as AML Officer and to oversee the implementation of the Trust’s Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A Shares of a Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. Each Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s Transfer Agent.

How to Sell Shares

You may sell your Class A, Class L, or Institutional Class Shares in three different ways:

■	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

■	by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

■	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary. Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services.

Other Information. Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Section 5 | GENERAL INFORMATION

This section summarizes the Funds’ distribution policies and other general Fund information.

Dividends, Distributions and Taxes

Dividends and Other Distributions. Each Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless Shareholder Services receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund’s investment company taxable income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

A Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 20% maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of a Fund’s dividends — not exceeding the aggregate dividends it receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Distributions to you of a Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 20% maximum federal income tax rate for individual shareholders.

The portion of the dividends a Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of a Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 20% rate mentioned above.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

Net Asset Value

The offering price of each Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s Class A, Institutional Class, Class L Shares or Class C Shares of Multi-Asset Income Fund, subtracting any liabilities (including accrued expenses) attributable to a Fund’s Class A, Institutional Class, Class L Shares or Class C Shares of Multi-Asset Income Fund, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary. Class C Shares of Multi-Asset Income Fund is described in a separate Prospectus.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the Trust deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that each Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by those traders.

If a security or securities that a Fund owns are traded after the NYSE is closed (for example, on an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business.

Fair Value Pricing

The Board has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Funds have adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Frequent Trading

The Funds are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders of a Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Funds or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the Fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

Acquired Fund Fees and Expenses

An SEC rule adopted in 2006, requires the Trust to report total expense ratios in its prospectus fee tables that account for both the expenses that a Fund pays directly out of its assets (sometimes called “direct expenses”), and the expense ratios of the Underlying Funds (including business development companies (BDC’s”)) in which the Fund invests (often called “acquired fund fees” or “indirect expenses”). The disclosure of the Fund’s indirect expenses in the Fund’s fee table is contained in the acquired fund fees and expenses (AFFE’s) line item. This disclosure is designed to provide investors with a better understanding of the actual costs of investing in a Fund that invests in other funds, which have their own expenses that may be as high, or higher, than the acquiring Fund’s expenses.

Direct Fund Expenses: Expenses and fees such as management fees and custody fees typically accrue daily and are paid monthly. These expenses are borne directly by the Fund and reduce the Fund’s net assets, thus detracting from total return.

Indirect Fund Expenses: AFFE’s are not accrued daily, nor are they paid directly from the Fund’s net assets. They reflect the Fund’s pro rata share of fees and expenses incurred by investing in acquired funds. AFFEs are reflected in the prices of the acquired funds, and thus are included in the total returns of the Fund.

Are AFFE reflected in a Fund’s financial statements?

No. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements or the Fund’s financial highlights included in the Fund’s reports to shareholders.

Distribution and Service Plans

The Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

Rule 12b-1 Fees

The Board has adopted a Plan of Distribution for each Fund’s Class L Shares, Class A Shares of five of the Funds and Class C Shares of Multi-Asset Income Fund (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of Class L Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class L Share expenses. Because these fees are paid out of Class L Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The 12b-1 Plan also covers the Class A Shares of the Multi-Asset Income Fund, Capital Income Fund, Master Allocation Fund, Small Cap Fund and Mid Cap Fund. Pursuant to the 12b-1 Plan, those five Funds may finance from the assets of their Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Distributor. For Multi-Asset Income Fund, the fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.50% for Class A Share expenses. For Capital Income Fund, Master Allocation Fund, Small Cap Fund and Mid Cap Fund, the fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.25% for Class A Share expenses.  Because these fees are paid out of a Class A Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The Funds may voluntarily reduce the rate of 12b-1 fees charged from time to time.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

General Information

Small Account Fees

Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If a Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that a Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Systematic Investment Plan

You may purchase Fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan

If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment — 1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Exchange Privileges

You may exchange Shares of any Fund for the identical Class Shares of any other Fund. If you exchange Class A Shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Class A Shares into a Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the Fund into which you are making the exchange.

You may also exchange your Fund shares into the Federated Prime Cash Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. There is no sales charge for the exchange. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Prime Cash Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

The Board of the Trust has approved a Code of Ethics (the “Code”) for the Funds and Advisor. The Funds’ Distributor has also adopted a Code of Ethics which governs its activities as a Distributor. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Cost Basis

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Trust has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, the Funds will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by notifying the Fund in writing. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Privacy Policy

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

■	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

■	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Section 6 | FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or inception date, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report which is available upon request.

Yorktown Growth Fund

Financial Highlights

Class A Shares

	Class A Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$15.18	$13.11	$14.35	$13.99	$11.50
Income from investment operations
Net investment income (loss) (1)(2)	— (3)	(0.02)	0.03	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	4.38	2.23	(0.88)	0.38	2.54
Total income (loss) from investment operations	4.38	2.21	(0.85)	0.36	2.49

Distributions
From net realized gain on security transactions	(1.16)	(0.14)	(0.39)	—	—
Total distributions	(1.16)	(0.14)	(0.39)	—	—
Net asset value, end of year	$18.40	$15.18	$13.11	$14.35	$13.99

Total return (excludes sales charge)	29.38%	16.88%	(6.18)%	2.57%	21.65%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,943	$26,070	$27,046	$29,343	$27,745
Ratio of expenses to average net assets (4)	1.40%	1.44%	1.38%	1.38%	1.45%
Ratio of net investment income (loss) to average net assets	(0.01)%	(0.11)%	0.21%	(0.15)%	(0.38)%
Portfolio turnover rate	33%	37%	47%	60%	50%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less than $0.005 per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Growth Fund

Financial Highlights, Cont’d

Class L Shares

	Class L Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$13.15	$11.49	$12.75	$12.55	$10.42
Income from investment operations
Net investment loss (1)(2)	(0.15)	(0.14)	(0.10)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investments	3.76	1.94	(0.77)	0.35	2.29
Total income (loss) from investment operations	3.61	1.80	(0.87)	0.20	2.13

Distributions
From net realized gain on security transactions	(1.16)	(0.14)	(0.39)	—	—
Total distributions	(1.16)	(0.14)	(0.39)	—	—
Net asset value, end of year	$15.60	$13.15	$11.49	$12.75	$12.55

Total return	28.04%	15.69%	(7.12)%	1.59%	20.44%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$30,890	$26,852	$28,196	$34,911	$33,954
Ratio of expenses to average net assets (3)	2.40%	2.44%	2.38%	2.38%	2.45%
Ratio of net investment loss to average net assets	(1.05)%	(1.11)%	(0.79)%	(1.15)%	(1.38)%
Portfolio turnover rate	33%	37%	47%	60%	50%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Growth Fund

Financial Highlights, Cont’d

Institutional Class Shares

	Institutional Class Shares
	For the Year Ended January 31,				For the Period Ended January 31, 2014 *
	2018	2017	2016	2015
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$15.93	$13.75	$15.03	$14.65	$13.00
Income from investment operations
Net investment income (loss) (1)(2)	(0.02)	(0.02)	0.03	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	4.62	2.34	(0.92)	0.40	1.69
Total income (loss) from investment operations	4.60	2.32	(0.89)	0.38	1.65

Distributions
From net realized gain on security transactions	(1.16)	(0.14)	(0.39)	—	—
Total distributions	(1.16)	(0.14)	(0.39)	—	—
Net asset value, end of year/period	$19.37	$15.93	$13.75	$15.03	$14.65

Total return	29.38%	16.89%	(6.17)%	2.59%	12.69	%(3)

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$22,943	$9,194	$11,451	$7,744	$4,216
Ratio of expenses to average net assets (5)	1.40%	1.44%	1.38%	1.38%	1.45	%(4)
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.11)%	0.21%	(0.15)%	(0.38	)%(4)
Portfolio turnover rate	33%	37%	47%	60%	50	%(3)

*	Commencement of operations was June 1, 2013.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Not annualized.
(4)	Annualized.
(5)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Capital Income Fund

Financial Highlights

	Class A Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$42.63	$38.80	$44.41	$43.49	$40.51
Income from investment operations
Net investment income (1)(2)	0.72	0.64	0.97	1.03	0.95
Net realized and unrealized gain (loss) on investments	7.03	5.13	(3.93)	1.23	3.29
Total income (loss) from investment operations	7.75	5.77	(2.96)	2.26	4.24

Distributions
From net investment income	(1.11)	(0.79)	(0.91)	(0.87)	(0.99)
From net realized gain on security transactions	(6.68)	(1.15)	(1.74)	(0.47)	(0.27)
Total distributions	(7.79)	(1.94)	(2.65)	(1.34)	(1.26)
Net asset value, end of year	$42.59	$42.63	$38.80	$44.41	$43.49

Total return (excludes sales charge)	19.21%	15.04%	(7.01)%	5.13%	10.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,941	$7,182	$5,504	$5,559	$5,500
Ratio of expenses to average net assets (3)	1.39%	1.77%	1.66%	1.61%	1.74%
Ratio of net investment income to average net assets	1.61%	1.54%	2.23%	2.24%	2.23%
Portfolio turnover rate	92%	67%	30%	28%	16%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Capital Income Fund

Financial Highlights, Cont’d

Class L Shares

	Class L Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$41.31	$37.70	$43.23	$42.40	$39.54
Income from investment operations
Net investment income (1)(2)	0.37	0.42	0.74	0.78	0.72
Net realized and unrealized gain (loss) on investments	6.80	4.96	(3.82)	1.19	3.22
Total income (loss) from investment operations	7.17	5.38	(3.08)	1.97	3.94

Distributions
From net investment income	(0.79)	(0.62)	(0.71)	(0.67)	(0.81)
From net realized gain on security transactions	(6.68)	(1.15)	(1.74)	(0.47)	(0.27)
Total distributions	(7.47)	(1.77)	(2.45)	(1.14)	(1.08)
Net asset value, end of year	$41.01	$41.31	$37.70	$43.23	$42.40

Total return	18.33%	14.42%	(7.45)%	4.59%	9.98%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,750	$15,469	$9,364	$12,206	$10,417
Ratio of expenses to average net assets (3)	2.14%	2.27%	2.16%	2.11%	2.24%
Ratio of net investment income to average net assets	0.85%	1.04%	1.73%	1.74%	1.73%
Portfolio turnover rate	92%	67%	30%	28%	16%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Capital Income Fund

Financial Highlights, Cont’d

Institutional Class Shares

	Institutional Class Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$43.52	$39.58	$45.22	$44.24	$41.15
Income from investment operations
Net investment income (1)(2)	0.85	0.87	1.21	1.28	1.19
Net realized and unrealized gain (loss) on investments	7.20	5.21	(4.00)	1.24	3.35
Total income (loss) from investment operations	8.05	6.08	(2.79)	2.52	4.54

Distributions
From net investment income	(1.22)	(0.99)	(1.11)	(1.07)	(1.18)
From net realized gain on security transactions	(6.68)	(1.15)	(1.74)	(0.47)	(0.27)
Total distributions	(7.90)	(2.14)	(2.85)	(1.54)	(1.45)
Net asset value, end of year	$43.67	$43.52	$39.58	$45.22	$44.24

Total return	19.55%	15.58%	(6.52)%	5.63%	11.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,073	$19,788	$18,374	$19,971	$19,541
Ratio of expenses to average net assets (3)	1.14%	1.27%	1.16%	1.11%	1.24%
Ratio of net investment income to average net assets	1.86%	2.04%	2.73%	2.74%	2.73%
Portfolio turnover rate	92%	67%	30%	28%	16%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Multi-Asset Income Fund

Financial Highlights

Class A Shares

	Class A Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$10.26	$9.02	$10.69	$11.87	$12.24
Income from investment operations
Net investment income (1)(2)	0.58	0.72	0.78	0.88	0.83
Net realized and unrealized gain (loss) on investments	0.43	1.22	(1.65)	(1.25)	(0.41)
Total income (loss) from investment operations	1.01	1.94	(0.87)	(0.37)	0.42

Distributions
From net investment income	(0.62)	(0.70)	(0.80)	(0.81)	(0.79)
Total distributions	(0.62)	(0.70)	(0.80)	(0.81)	(0.79)
Net asset value, end of year	$10.65	$10.26	$9.02	$10.69	$11.87

Total return (excludes sales charge)	10.10%	22.19%	(8.78)%	(3.48)%	3.58%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$145,651	$156,664	$140,412	$186,423	$226,003
Ratio of expenses to average net assets (3)	1.11%	1.13%	1.12%	1.11%	1.12%
Ratio of net investment income to average net assets	5.54%	7.22%	7.60%	7.46%	6.93%
Portfolio turnover rate	92%	102%	101%	50%	59%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Multi-Asset Income Fund

Financial Highlights, Cont’d

Class L Shares

	Class L Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$9.75	$8.60	$10.24	$11.41	$11.81
Income from investment operations
Net investment income (1)(2)	0.50	0.63	0.70	0.78	0.74
Net realized and unrealized gain (loss) on investments	0.40	1.18	(1.58)	(1.19)	(0.40)
Total income (loss) from investment operations	0.90	1.81	(0.88)	(0.41)	0.34

Distributions
From net investment income	(0.57)	(0.66)	(0.76)	(0.76)	(0.74)
Total distributions	(0.57)	(0.66)	(0.76)	(0.76)	(0.74)
Net asset value, end of year	$10.08	$9.75	$8.60	$10.24	$11.41

Total return	9.53%	21.71%	(9.28)%	(3.94)%	3.02%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$368,370	$370,470	$331,362	$424,727	$359,011
Ratio of expenses to average net assets (3)	1.61%	1.63%	1.62%	1.61%	1.62%
Ratio of net investment income to average net assets	5.04%	6.72%	7.10%	6.96%	6.43%
Portfolio turnover rate	92%	102%	101%	50%	59%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Multi-Asset Income Fund

Financial Highlights, Cont’d

Institutional Class Shares

	Institutional Class Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$10.71	$9.38	$11.08	$12.26	$12.61
Income from investment operations
Net investment income (1)(2)	0.66	0.79	0.87	0.96	0.91
Net realized and unrealized gain (loss) on investments	0.44	1.29	(1.72)	(1.27)	(0.42)
Total income (loss) from investment operations	1.10	2.08	(0.85)	(0.31)	0.49

Distributions
From net investment income	(0.66)	(0.75)	(0.85)	(0.87)	(0.84)
Total distributions	(0.66)	(0.75)	(0.85)	(0.87)	(0.84)
Net asset value, end of year	$11.15	$10.71	$9.38	$11.08	$12.26

Total return	10.63%	22.84%	(8.33)%	(2.94)%	4.09%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$273,474	$217,871	$146,738	$184,049	$106,305
Ratio of expenses to average net assets (3)	0.61%	0.63%	0.62%	0.61%	0.62%
Ratio of net investment income to average net assets	6.06%	7.72%	8.10%	7.96%	7.43%
Portfolio turnover rate	92%	102%	101%	50%	59%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Short Term Bond Fund

Financial Highlights

Class A Shares

	Class A Shares
	For the Year Ended January 31, *
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$3.92	$3.76	$4.04	$4.22	$4.36
Income from investment operations
Net investment income (1)(2)	0.14	0.12	0.16	0.21	0.18
Net realized and unrealized gain (loss) on investments	0.02	0.13	(0.27)	(0.21)	(0.17)
Total income (loss) from investment operations	0.16	0.25	(0.11)	—	0.01

Distributions
From net investment income	(0.11)	(0.09)	(0.17)	(0.18)	(0.15)
Total distributions	(0.11)	(0.09)	(0.17)	(0.18)	(0.15)
Net asset value, end of year	$3.97	$3.92	$3.76	$4.04	$4.22

Total return (excludes sales charge)	4.18%	6.82%	(2.81)%	(0.01)%	0.26%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$10,869	$10,114	$5,377	$3,285	$3,322
Ratio of expenses to average net assets (3)(4)	0.93%	1.20%	1.39%	1.32%	1.30%
Ratio of net investment income to average net assets	3.44%	3.08%	4.14%	5.05%	4.36%
Portfolio turnover rate	36%	55%	84%	31%	103%

*	Adjusted to reflect 3:1 stock split effective February 1, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 0.98%, 1.20%, 1.44%, 1.62%, and 1.59%, respectively.

Yorktown Short Term Bond Fund

Financial Highlights, Cont’d

Class L Shares

	Class L Shares
	For the Year Ended January 31, *
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$3.60	$3.47	$3.74	$3.92	$4.07
Income from investment operations
Net investment income (1)(2)	0.09	0.07	0.11	0.16	0.13
Net realized and unrealized gain (loss) on investments	0.02	0.12	(0.24)	(0.19)	(0.16)
Total income (loss) from investment operations	0.11	0.19	(0.13)	(0.03)	(0.03)

Distributions
From net investment income	(0.08)	(0.06)	(0.14)	(0.15)	(0.12)
Total distributions	(0.08)	(0.06)	(0.14)	(0.15)	(0.12)
Net asset value, end of year	$3.63	$3.60	$3.47	$3.74	$3.92

Total return	3.09%	5.58%	(3.73)%	(1.00)%	(0.72)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$120,009	$40,665	$20,715	$15,396	$14,282
Ratio of expenses to average net assets (3)(4)	1.93%	2.20%	2.39%	2.32%	2.30%
Ratio of net investment income to average net assets	2.41%	2.08%	3.14%	4.05%	3.40%
Portfolio turnover rate	36%	55%	84%	31%	103%

*	Adjusted to reflect 3:1 stock split effective February 1, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.98%, 2.20%, 2.44%, 2.62%, and 2.59%, respectively.

Yorktown Short Term Bond Fund

Financial Highlights, Cont’d

Institutional Class Shares

	Institutional Class Shares
	For the Year Ended January 31, †				For the Period Ended January 31, 2014 *†
	2018	2017	2016	2015
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$4.16	$3.99	$4.27	$4.45	$4.50
Income from investment operations
Net investment income (1)(2)	0.15	0.13	0.17	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.02	0.13	(0.28)	(0.22)	(0.09)
Total income (loss) from investment operations	0.17	0.26	(0.11)	—	0.05

Distributions
From net investment income	(0.11)	(0.09)	(0.17)	(0.18)	(0.10)
Total distributions	(0.11)	(0.09)	(0.17)	(0.18)	(0.10)
Net asset value, end of year/period	$4.22	$4.16	$3.99	$4.27	$4.45

Total return	4.18%	6.77%	(2.82)%	(0.01)%	1.13	%(4)

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$96,285	$45,434	$3,986	$5,276	$1,019
Ratio of expenses to average net assets (3)(6)	0.93%	1.20%	1.39%	1.32%	1.30	%(5)
Ratio of net investment income to average net assets	3.42%	3.08%	4.14%	5.05%	4.91	%(5)
Portfolio turnover rate	36%	55%	84%	31%	103	%(4)

*	Commencement of operations was June 1, 2013.
†	Adjusted to reflect 3:1 stock split effective February 1, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Not annualized.
(5)	Annualized.
(6)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 0.98%, 1.20%, 1.44%, 1.62%, and 1.68%, respectively.

Yorktown Master Allocation Fund

Financial Highlights

Class A Shares

	Class A Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$30.74	$32.93	$36.13	$35.24	$30.39
Income from investment operations
Net investment loss (1)(2)	(0.11)	(0.19)	(0.20)	(0.16)	(0.16)
Net realized and unrealized gain (loss) on investments	5.47	4.98	(2.64)	1.17	5.01
Total income (loss) from investment operations	5.36	4.79	(2.84)	1.01	4.85

Distributions
From net investment income	(0.21)	—	—	—	—
From net realized gain on security transactions	(5.68)	(6.98)	(0.36)	(0.12)	—
Total distributions	(5.89)	(6.98)	(0.36)	(0.12)	—
Net asset value, end of year	$30.21	$30.74	$32.93	$36.13	$35.24

Total return (excludes sales charge)	18.55%	14.84%	(7.96)%	2.86%	15.96%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,141	$6,474	$7,235	$10,087	$11,907
Ratio of expenses to average net assets (3)	1.24%	1.44%	1.30%	1.16%	1.23%
Ratio of net investment loss to average net assets	(0.35)%	(0.55)%	(0.54)%	(0.44)%	(0.47)%
Portfolio turnover rate	8%	27%	1%	7%	3%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Master Allocation Fund

Financial Highlights, Cont’d

Class L Shares

	Class L Shares
	For the Year Ended January 31,
	2018	2017	2016	2015	2014
For a share outstanding throughout each year
Net asset value, beginning of year	$29.28	$31.81	$35.08	$34.40	$29.81
Income from investment operations
Net investment loss (1)(2)	(0.34)	(0.35)	(0.37)	(0.34)	(0.32)
Net realized and unrealized gain (loss) on investments	5.18	4.80	(2.54)	1.14	4.91
Total income (loss) from investment operations	4.84	4.45	(2.91)	0.80	4.59

Distributions
From net investment income	(0.01)	—	—	—	—
From net realized gain on security transactions	(5.68)	(6.98)	(0.36)	(0.12)	—
Total distributions	(5.69)	(6.98)	(0.36)	(0.12)	—
Net asset value, end of year	$28.43	$29.28	$31.81	$35.08	$34.40

Total return	17.66%	14.29%	(8.40)%	2.32%	15.40%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,856	$21,838	$24,379	$29,539	$29,125
Ratio of expenses to average net assets (3)	1.99%	1.94%	1.80%	1.66%	1.73%
Ratio of net investment loss to average net assets	(1.11)%	(1.05)%	(1.04)%	(0.94)%	(0.97)%
Portfolio turnover rate	8%	27%	1%	7%	3%

(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Master Allocation Fund

Financial Highlights, Cont’d

Institutional Class Shares

	Institutional Class Shares
	For the Year Ended January 31,				For the Period Ended January 31, 2014 *
	2018	2017	2016	2015
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$32.41	$34.21	$37.33	$36.23	$33.00
Income from investment operations
Net investment income (loss) (1)(2)	(0.04)	(0.02)	(0.02)	0.02	0.03
Net realized and unrealized gain (loss) on investments	5.80	5.20	(2.74)	1.20	3.20
Total income (loss) from investment operations	5.76	5.18	(2.76)	1.22	3.23

Distributions
From net investment income	(0.28)	—	—	—	—
From net realized gain on security transactions	(5.68)	(6.98)	(0.36)	(0.12)	—
Total distributions	(5.96)	(6.98)	(0.36)	(0.12)	—
Net asset value, end of year/period	$32.21	$32.41	$34.21	$37.33	$36.23

Total return	18.84%	15.44%	(7.49)%	3.36%	9.79	%(4)

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$2,716	$2,298	$1,741	$2,877	$1,560
Ratio of expenses to average net assets (3)	0.99%	0.94%	0.80%	0.66%	0.73	%(5)
Ratio of net investment loss to average net assets	(0.13)%	(0.05)%	(0.04)%	(0.06)%	(0.13	)%(5)
Portfolio turnover rate	8%	27%	1%	7%	3	%(4)

*	Commencement of operations was June 1, 2013.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Not annualized.
(5)	Annualized.

Yorktown Small Cap Fund

Financial Highlights

Class A Shares

	Class A Shares
	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 *
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$11.97	$10.00
Income from investment operations
Net investment income (loss) (1)(2)	(0.04)	—	(3)
Net realized and unrealized gain on investments	1.40	2.00
Total income from investment operations	1.36	2.00

Distributions
From net investment income	—	(0.03)
From net realized gain on security transactions	(1.90)	—
Total distributions	(1.90)	(0.03)
Net asset value, end of year/period	$11.43	$11.97

Total return (excludes sales charge)	12.37%	19.99	%(5)

Ratios/Supplemental Data:
Net assets, end of year/period (000's omitted)	$35	$12
Ratio of expenses to average net assets (4)(7)	1.40%	1.40	%(6)
Ratio of net investment income (loss) to average net assets	(0.35)%	0.06	%(6)
Portfolio turnover	143%	41	%(5)

*	Commencement of operations was May 9, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less that $0.005 per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Not annualized.
(6)	Annualized.
(7)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 2.21% and 2.84%, respectively.

Yorktown Small Cap Fund

Financial Highlights, Cont’d

Class L Shares

	Class L Shares
	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 *
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$11.93	$10.00
Income from investment operations
Net investment loss (1)(2)	(0.13)	(0.07)
Net realized and unrealized gain on investments	1.38	2.00
Total income from investment operations	1.25	1.93

Distributions
From net realized gain on security transactions	(1.90)	—
Total distributions	(1.90)	—
Net asset value, end of year/period	$11.28	$11.93

Total return	11.46%	19.30	%(4)

Ratios/Supplemental Data:
Net assets, end of year/period (000's omitted)	$485	$140
Ratio of expenses to average net assets (3)(6)	2.15%	2.15	%(5)
Ratio of net investment loss to average net assets	(1.08)%	(0.81	)%(5)
Portfolio turnover	143%	41	%(4)

*	Commencement of operations was May 9, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Not annualized.
(5)	Annualized.
(6)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 2.96% and 3.59%, respectively.

Yorktown Small Cap Fund

Financial Highlights, Cont’d

Institutional Class Shares

	Institutional Class Shares
	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 *
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$11.98	$10.00
Income from investment operations
Net investment income (loss) (1)(2)	— (3)	0.02
Net realized and unrealized gain on investments	1.40	1.99
Total income from investment operations	1.40	2.01

Distributions
From net investment income	—	(0.03)
From net realized gain on security transactions	(1.90)	—
Total distributions	(1.90)	(0.03)
Net asset value, end of year/period	$11.48	$11.98

Total return	12.71%	20.12	%(5)

Ratios/Supplemental Data:
Net assets, end of year/period (000's omitted)	$21,602	$17,656
Ratio of expenses to average net assets (4)(7)	1.15%	1.15	%(6)
Ratio of net investment income (loss) to average net assets	(0.01)%	0.29	%(6)
Portfolio turnover	143%	41	%(5)

*	Commencement of operations was May 9, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less than $(0.005).
(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Not annualized.
(6)	Annualized.
(7)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 1.96%, and 2.59%, respectively.

Yorktown Mid Cap Fund

Financial Highlights

Class A Shares

	Class A Shares
	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 *
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$10.65	$10.00
Income from investment operations
Net investment loss (1)(2)	(0.04)	(0.02)
Net realized and unrealized gain on investments	0.99	0.67
Total income from investment operations	0.95	0.65

Distributions
From net investment income	—	—	(3)
From net realized gain on security transactions	(0.19)	—	(3)
Total distributions	(0.19)	—	(3)
Net asset value, end of year/period	$11.41	$10.65

Total return (excludes sales charge)	9.04%	6.53	%(5)

Ratios/Supplemental Data:
Net assets, end of year/period (000's omitted)	$196	$6
Ratio of expenses to average net assets (4)(7)	1.50%	1.50	%(6)
Ratio of net investment loss to average net assets	(0.38)%	(0.31	)%(6)
Portfolio turnover	93%	44	%(5)

*	Commencement of operations was May 10, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less that $(0.005) per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Not annualized.
(6)	Annualized.
(7)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 2.29% and 3.06%, respectively.

Yorktown Mid Cap Fund

Financial Highlights, Cont’d

Class L Shares

	Class L Shares
	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 *
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$10.60	$10.00
Income from investment operations
Net investment loss (1)(2)	(0.12)	(0.07)
Net realized and unrealized gain on investments	1.00	0.67
Total income from investment operations	0.88	0.60

Distributions
From net realized gain on security transactions	(0.19)	—	(3)
Total distributions	(0.19)	—	(3)
Net asset value, end of year/period	$11.29	$10.60

Total return	8.42%	6.01	%(5)

Ratios/Supplemental Data:
Net assets, end of year/period (000's omitted)	$815	$97
Ratio of expenses to average net assets (4)(7)	2.25%	2.25	%(6)
Ratio of net investment loss to average net assets	(1.10)%	(0.99	)%(6)
Portfolio turnover	93%	44	%(5)

*	Commencement of operations was May 10, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less that $(0.005) per share.
(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Not annualized.
(6)	Annualized.
(7)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 3.04% and 3.81%, respectively.

Yorktown Mid Cap Fund

Financial Highlights, Cont’d

Institutional Class Shares

	Institutional Class Shares
	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 *
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$10.67	$10.00
Income from investment operations
Net investment income (1)(2)	— (3)	—	(3)
Net realized and unrealized gain on investments	0.99	0.68
Total income from investment operations	0.99	0.68

Distributions
From net investment income	—	(0.01)
From net realized gain on security transactions	(0.19)	—	(4)
Total distributions	(0.19)	(0.01)
Net asset value, end of year/period	$11.47	$10.67

Total return	9.40%	6.83	%(6)

Ratios/Supplemental Data:
Net assets, end of year/period (000's omitted)	$23,560	$15,858
Ratio of expenses to average net assets (5)(8)	1.25%	1.25	%(7)
Ratio of net investment income (loss) to average net assets	(0.04)%	0.00	%(7)(9)
Portfolio turnover	93%	44	%(6)

*	Commencement of operations was May 10, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Amount is less that $0.005 per share.
(4)	Amount is less than $(0.005) per share.
(5)	Does not include expenses of the investment companies in which the Fund invests.
(6)	Not annualized.
(7)	Annualized.
(8)	Without fees waived by the investment adviser, the ratio of expenses to average net assets would have been 2.04% and 2.81%, respectively.
(9)	Amount is less that 0.005% per share.

Section 7 | FOR MORE INFORMATION

Shareholders may direct general inquiries to the Trust at the address or telephone number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or telephone number listed below.

TRUST

Yorktown Funds

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(800) 544-6060

SHAREHOLDER SERVICES

Yorktown Funds

c/o Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

(888) 933-8274

For Overnight Deliveries:

Yorktown Funds

c/o Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

You can obtain more information about the Funds in:

*	the SAI dated May 31, 2018, which contains detailed information about the Funds, particularly their investment policies and practices. You may not be aware of important information about the Funds unless you read both this prospectus and the SAI. The current SAI is on file with the SEC and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus).

*	the Annual and Semi-Annual Reports to Shareholders, which detail the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds’ most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

By Mail:	Yorktown Funds c/o Ultimus Asset Services, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

By Telephone:	(800) 544-6060

By Internet:	www.yorktownfunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the operation of the Public Reference Room.) Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Trust’s SEC 1940 Act file number is: 811-04262

PRIVACY NOTICE

FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“YORKTOWN FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

• Social Security Number

• Assets

• Retirement Assets

• Transaction History

• Checking Account History

• Purchase History

• Account Balances

• Account Transactions

• Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Yorktown Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Yorktown Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-933-8274

Who we are
Who is providing this Notice?	Yorktown Funds Yorktown Management & Research Company, Inc.

What we do
How does Yorktown Funds protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Yorktown Funds collect your personal information?

We collect your personal information, for example, when you

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tell us who receives the money

• Show your government-issued ID

• Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

• Affiliates from using your information to market to you.

• Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Yorktown Management & Research, Inc., is an affiliate of Yorktown Funds.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Yorktown Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • Yorktown Funds does not jointly market.

The Yorktown Multi-Asset Income Fund

a series of American Pension Investors Trust

Ticker Symbol Class C
YORKTOWN MULTI-ASSET INCOME FUND	AFFCX

This prospectus relates only to Class C Shares of the Yorktown Multi-Asset Income Fund. The Trust offers other Funds and share classes in a separate prospectus.

PROSPECTUS DATED MAY 31, 2018

Like all mutual fund shares, the U.S. Securities and Exchange Commission has not approved or disapproved the shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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Section 1 | Fund Summary

This section provides you with an overview of the Fund, including the investment objective, fees and expenses, and historical performance information.

Section 2 | Additional Information About Investment Strategies and Related Risks

This section sets forth additional information about the Fund.

6	Investment Objectives and Strategies
7	Principal Investment Risks
11	Non-Principal Strategies and Risks
11	Portfolio Holdings Disclosure

Section 3 | Who Manages Your Money

This section gives you a detailed discussion of our Investment Adviser and Portfolio Managers.

11	The Investment Adviser
12	The Portfolio Managers

Section 4 | How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

13	How to Buy Shares
15	How to Sell Shares

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Section 5 | General Information

This section summarizes the Funds’ distribution policies and other general Fund information.

17	Dividends, Distributions and Taxes
18	Net Asset Value
19	Fair Value Pricing
19	Frequent Trading
20	Acquired Fund Fees and Expenses
20	Distribution and Service Plans
22	General Information
24	Privacy Policy

Section 6 | Financial Highlights

This section provides the Fund’s financial performance for the past five years.

Section 7 | For More Information

This section tells you how to obtain additional information relating to the Funds.

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Section 1 | FUND SUMMARY

Yorktown Multi-Asset Income Fund

Investment Objective – Current income with limited credit risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Class C AFFCX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%(1)
Maximum Account fee (for accounts under $500)	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)
Class C AFFCX
Management Fee	0.40%
Distribution/Service (12b-1 Fees)	1.00%
Other Expenses	0.21%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses (2)	1.65%

(1)	Shares are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 13 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by the Distributor.

(2)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class C (AFFCX) Shares:	$268	$520	$897	$1,955

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C (AFFCX) Shares:	$168	$520	$897	$1,955

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Multi-Asset Income Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Multi-Asset Income Fund may invest in debt securities, including U.S. Government securities, corporate bonds and structured notes; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by investment companies affiliated with the Adviser; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Multi-Asset Income Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Multi-Asset Income Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Multi-Asset Income Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, ETF’s, the Multi-Asset Income Fund may have significant exposure to foreign securities, including high yield securities, emerging market securities, small-cap securities and specific sectors of the market.

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The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multi-Asset Income Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end investment company involves the risk that the value of shares of the investment company will go up and down in response to changes in the value of its portfolio holdings. In addition, the Fund will indirectly bear the fees and expenses of the underlying investment company.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

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Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-year and Since Inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class C Shares (AFFCX)

(for calendar years ending December 31)

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During the period covered by the bar chart, Class C Shares’ highest return for a quarter was 4.15% (quarter ended March 31, 2017) and the lowest return for a quarter was 0.98% (quarter ended June 30, 2017). Class C Shares’ year to date total return as of March 31, 2018 was -1.56%.

Average Annual Total Returns

(for periods ending December 31, 2017)

	One Year	Since Inception (5/6/2016)
Return Before Taxes – Class C Shares (AFFCX)	8.47%	12.49%
Return After-Taxes on Distributions (1)	6.01%	9.52%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	5.06%	8.30%
Dow Jones Conservative Relative Risk Index (2) (reflects no deduction for fee, expenses or taxes)	5.73%	3.37%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class C Shares. After-tax returns for other classes will vary.

(2)	The Dow Jones Conservative Relative Risk Index is made up of underlying Dow Jones indices. Each Dow Jones Relative Risk Index consists of multiple sub-indexes that represent stocks, bonds and cash. The sub-indexes in turn contain large numbers of components. The Index is designed to measure portfolios at a conservative risk level. To reflect risk levels, the indexes allocate differently among the underlying stock, bond and cash sub-indexes. The Index attempts to maintain a 20% level of risk relative to the risk of an all stock portfolio.

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Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has served as Portfolio Manager to the Fund since 2005. Michael Dixon, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Section 2 | ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives and Strategies

Investment Objective: Current income with limited credit risk.

Principal Investment Strategies:

The Multi-Asset Income Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class. The Multi-Asset Income Fund may invest in debt securities, including U.S. Government securities and corporate bonds; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds; ETF’s; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

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The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Multi-Asset Income Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Multi-Asset Income Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Multi-Asset Income Fund, such securities may, in rare instances, include investments rated below investment grade, commonly known as “junk bonds.” When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

Credit Risk is always present in an income producing security. To manage such risk, the Adviser considers ratings, if any, the payment history of the security, the underlying strength of the issuer to determine the likelihood of continued payments, the overall levels of debt being serviced by the issuer, the future growth prospects for the issuer, and the possible effects of outside market forces.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETF’s in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, ETF’s, the Multi-Asset Income Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multi-Asset Income Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. There is no assurance that the Fund will meet its investment objective. For more information relating to the risks of investing in the Funds, please see the Trust’s Statement of Additional Information (“SAI”).

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. The Fund may experience a substantial or complete loss on an individual stock. At different times, the Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by the Adviser. Some of the Fund’s portfolio securities may not be widely traded and the Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for the Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Company Risk. The Fund may invest in securities that involve certain special circumstances (including bankruptcy) that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in investment companies affiliated with the Adviser, this practice does not eliminate investment risk. The value of shares of investment companies will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by investment companies rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by investment companies are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

Some of the investment companies also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage in investment practices that entail greater risks. In particular, the investment companies may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Fund also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in other investment companies. You should recognize that you may invest directly in the investment companies and that, by investing in the investment companies indirectly through a Fund, you will bear not only your proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the investment companies.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

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Business Development Companies Risk. Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. The Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Exchange Traded Fund Risk. ETF’s and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETF’s involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETF’s may trade at a market discount.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer -term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due. In addition, the Fund investing directly or indirectly in debt securities may be subject to the following risks:

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

“Junk Bonds” or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) (“junk bonds”) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. The Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

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Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Real Estate Investment Trust Risk. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Privately Placed Securities Risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board of Trustees (the “Board”).

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Credit Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have, in the past, led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. Under those kinds of conditions, valuation of some of the Funds’ fixed income securities could be uncertain and/or result in sudden and significant value declines in its holdings. In addition, future illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

Non-Principal Strategies and Risks

Portfolio Turnover

The Fund, directly or indirectly, may engage in active and frequent trading of portfolio securities. If the Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

Underlying Funds

The Fund may invest in shares of the same Underlying Fund. However, the Fund and its affiliates together are generally restricted as to the percentage of an Underlying Fund’s total outstanding voting shares it may own, unless the Underlying Fund has received an exemption from the U.S. Securities and Exchange Commission (the “SEC”) permitting, under certain conditions, investment companies such as the Fund and its affiliates to acquire an Underlying Fund’s voting shares in excess of such restrictions. The Trust has received an exemptive order from the SEC allowing each of its Funds to invest in Underlying Funds in excess of these limitations, subject to certain conditions and restrictions. Accordingly, to the extent that the Fund invests in Underlying Funds in excess of those limitations, the investment risk to the Fund of such investments will increase.

Portfolio Holdings Disclosure

A description of the policies and procedures employed by the Fund with respect to the disclosure of Fund portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

Section 3 | WHO MANAGES YOUR MONEY

This section gives you a detailed discussion of our Investment Adviser and Portfolio Managers

The Investment Adviser

Yorktown Management & Research Company, Inc., located at 2303 Yorktown Avenue, Lynchburg, Virginia 24501, serves as the Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

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The Adviser has served as the investment adviser to each Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. The Portfolio Managers of the Fund are responsible for the day-to-day management of the Fund’s portfolio.

For its services, the Adviser receives a monthly fee from the Fund, calculated at an annual rate of the average daily net assets for the Fund. For the fiscal year ended January 31, 2018, the Fund paid fees to the Adviser of 0.40% as a percentage of average daily net assets.

Until July 31, 2017, pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), the Adviser also acted as the accounting services agent for the Fund. Effective August 1, 2017, the Trust retained Ultimus Asset Services, LLC (“Ultimus”), to provide certain transfer agency, fund accounting, fund administration, and compliance support services for the Fund. The accounting services agent to the Fund maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Funds’ business. For its services, the accounting agent receives an asset-based fee, computed daily and paid monthly of the average daily net assets of each Fund, and a minimum fee plus out-of-pocket expenses. For more information, see “Other Service Providers” in the Statement of Additional Information (“SAI”).

The Portfolio Managers

Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for the Fund, having served in that capacity since commencement of the Fund’s operations. Mr. David D. Basten is President and Director of the Adviser, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as Portfolio Manager since 2005 and prior to that held various positions at the Adviser, including as a securities analyst.

Mr. Michael Dixon has served as Portfolio Manager since 2012 and prior to that was an account manager with the investment advisory firm Flippin, Bruce, & Porter, Inc., from 2002 to 2012. Mr. Dixon has over fifteen years of experience in the financial services industry.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory contract with the Adviser is available in the Funds’ Semi-Annual Report dated July 31, 2017.

Section 4 | HOW YOU CAN BUY AND SELL SHARES

This section provides the information you need to move money into or out of your account

Class C Shares

Class C shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund. However, Class C shares of the Fund pay an annual 12b-1 shareholder servicing fee of 0.25% of average daily net assets and an additional distribution fee of 0.75% per annum of average daily net assets.

In order to recover commissions paid to dealers on investments in Class C shares, shareholders will be charged a contingent deferred sales charge (“CDSC”) of 1.00% of up to the total value of their redemption if they redeem shares within thirteen (13) months from the date of purchase. No CDSC is charged on reinvested dividends or capital gains, amounts purchased more than thirteen months prior to the redemption, increases in the value of the shares owned, upon the event of the death of the shareholder (unless the account is held in joint name and the survivor liquidates the shares) or shares placed in qualified plans employing a third party administrator.

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The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.

How to Buy Shares

You may obtain application forms for the purchase of Class C Shares of the Fund by contacting the shareholder services department (“Shareholder Services”) of Ultimus Asset Services, LLC (the “Transfer Agent”), the Fund’s transfer agent, at the address or telephone number shown below.

Regular Mail:

Yorktown Funds

c/o Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Yorktown Funds

c/o Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Phone:

(888) 933-8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services, plus any applicable sales charge.

The minimum initial investment in Class C Shares is $1,000, and the minimum for additional investments is $100.

Additional Investments. You may purchase additional Class C Shares of the Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

■	your name;

■	the name on your account(s);

■	your account number(s);

■	the name of the Fund; and

■	a check made payable to the applicable Fund

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Checks should be sent to the Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value. The Trust has appointed an officer of Unified Financial Securities, Inc., the Trust’s principal underwriter, to serve as AML Officer and to oversee the implementation of the Trust’s Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A Shares of the Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

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Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. The Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Sell Shares

You may sell your Class C Shares in three different ways:

■	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

■	by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

■	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more or redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months) must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

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Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than individual retirement accounts. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary. Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services.

Other Information. Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. The Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

The Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

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Section 5 | GENERAL INFORMATION

This section summarizes the Funds’ distribution policies and other general Fund information

Dividends, Distributions And Taxes

Dividends and Other Distributions. The Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless the Trust receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by the Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from the Fund’s investment company taxable income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of the Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

The Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 20% maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If the Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of the Fund’s dividends — not exceeding the aggregate dividends it receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

Distributions to you of the Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 20% maximum federal income tax rate for individual shareholders.

The portion of the dividends the Multi-Asset Income Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. The Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of the Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 20% rate mentioned above.

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The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

Net Asset Value

The offering price of the Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of the Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to the Fund’s Class A, Class C, Institutional Class or Class L Shares, subtracting any liabilities (including accrued expenses) attributable to the Fund’s Class A, Class C, Institutional Class or Class L Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary. Class A, Institutional Class and Class L Shares are described in a separate Prospectus.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the Trust deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by those traders.

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If a security or securities that the Fund owns are traded after the NYSE is closed (for example, on an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund’s assets may not occur on days when the Fund is open for business.

Fair Value Pricing

The Board of Trustees has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Funds have adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Frequent Trading

The Funds are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt the Fund’s investment program and create additional transaction costs that are borne by all shareholders of the Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

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The Funds or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the Fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

Acquired Fund Fees and Expenses

An SEC rule adopted in 2006, requires the Trust to report total expense ratios in its prospectus fee tables that account for both the expenses that the Fund pays directly out of its assets (sometimes called “direct expenses”), and the expense ratios of the underlying funds (including business development companies (BDC’s)) in which the Fund invests (often called “acquired fund fees” or “indirect expenses”). The disclosure of the Fund’s indirect expenses in the Fund’s fee table is contained in the acquired fund fees and expenses (AFFEs) line item. This disclosure is designed to provide investors with a better understanding of the actual costs of investing in the Fund that invests in other funds, which have their own expenses that may be as high, or higher, than the acquiring Fund’s expenses.

Direct Fund Expenses: Expenses and fees such as management fees and custody fees typically accrue daily and are paid monthly. These expenses are borne directly by the Fund and reduce the Fund’s net assets, thus detracting from total return.

Indirect Fund Expenses: AFFEs are not accrued daily, nor are they paid directly from the Fund’s net assets. They reflect the Fund’s pro rata share of fees and expenses incurred by investing in acquired funds. AFFEs are reflected in the prices of the acquired funds, and thus are included in the total returns of the Fund.

Are AFFE reflected in the Fund’s financial statements?

No. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements or the Fund’s financial highlights included in the Fund’s reports to shareholders.

Distribution And Service Plans

The Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

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Rule 12b-1 Fees

The Board has adopted a Plan of Distribution for the Fund’s Class C Shares (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Multi-Asset Income Fund may finance from the assets of Class C Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class C Share expenses. Because these fees are paid out of Class C Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing the Fund with “shelf space” and/or placing the Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Fund’s SAI.

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The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of the Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

General Information

Small Account Fees

Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If the Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Systematic Investment Plan

You may purchase Fund shares through a Systematic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Systematic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan

If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment — 1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

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Exchange Privileges

You may exchange your Fund shares into the Federated Prime Cash Obligations Fund , which is an unaffiliated, separately managed, money market mutual fund. There is no sales charge for the exchange. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Prime Cash Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of the Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

The Board of Trustees of the Trust has approved a Code of Ethics (the “Code”) for the Funds and Advisor. The Funds’ Principal Underwriter has also adopted a Code of Ethics which governs its activities as an Underwriter. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Cost Basis

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Trust has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, the Funds will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by notifying the Fund in writing. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Privacy Policy

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

■	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

■	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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Section 6 | FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or inception date, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report which is available upon request.

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Yorktown Multi-Asset Income Fund

Financial Highlights

Class C Shares

YORKTOWN MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C Shares
	For the Year Ended January 31, 2018	For the Period Ended January 31, 2017 *
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$9.59	$9.00
Income from investment operations
Net investment income (1)(2)	0.50	0.44
Net realized and unrealized gain on investments	0.39	0.63
Total income from investment operations	0.89	1.07

Distributions
From net investment income	(0.58)	(0.48)
Total distributions	(0.58)	(0.48)
Net asset value, end of year/period	$9.90	$9.59

Total return (excludes sales charge)	9.55%	12.17	%(4)

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$19,099	$6,267
Ratio of expenses to average net assets (3)	1.61%	1.63	%(5)
Ratio of net investment income to average net assets	5.10%	6.35	%(5)
Portfolio turnover rate	92%	102	%(4)

*	Commencement of operations was May 6, 2016.
(1)	Per share information has been calculated using the average number of shares outstanding.
(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(3)	Does not include expenses of the investment companies in which the Fund invests.
(4)	Not annualized.
(5)	Annualized.

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Section 7 | FOR MORE INFORMATION

Shareholders may direct general inquiries to the Trust at the address or telephone number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or telephone number listed below.

TRUST

Yorktown Funds

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(800) 544-6060

SHAREHOLDER SERVICES

Yorktown Funds

c/o Ultimus Asset Services, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

(888) 933-8274

For Overnight Deliveries:

Yorktown Funds

c/o Ultimus Asset Services, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

You can obtain more information about the Funds in:

*	the SAI which contains detailed information about the Funds, particularly their investment policies and practices. You may not be aware of important information about the Funds unless you read both this prospectus and the SAI. The current SAI is on file with the SEC and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus).

*	the Annual and Semi-annual Reports to Shareholders, which detail the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds’ most recent Annual and Semi-annual Reports, without charge, or for other inquiries, please contact us:

By Mail:	Yorktown Funds
2303 Yorktown Avenue
Lynchburg, Virginia 24501

By Telephone:	(800) 544-6060

By Internet:	www.yorktownfunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-942-8090 for information about the operation of the Public Reference Room.) Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The Trust’s SEC 1940 Act file number is: 811-04262.

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PRIVACY NOTICE

FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“YORKTOWN FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?

The types of information we collect and share depend on the product or service you have with us. This information can include your:

• Social Security Number

• Assets

• Retirement Assets

• Transaction History

• Checking Account History

• Purchase History

• Account Balances

• Account Transactions

• Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Yorktown Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does Yorktown Funds share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 888-933-8274

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Who we are
Who is providing this Notice?	Yorktown Funds Yorktown Management & Research, Inc.

What we do
How does Yorktown Funds protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Yorktown Funds collect your personal information?

We collect your personal information, for example, when you

• Open an account

• Provide account information

• Give us your contact information

• Make deposits or withdrawals from your account

• Make a wire transfer

• Tell us where to send the money

• Tell us who receives the money

• Show your government-issued ID

• Show your drivers’ license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes- information about your creditworthiness.

• Affiliates from using your information to market to you.

• Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Yorktown Management & Research, Inc., is an affiliate of Yorktown Funds.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Yorktown Funds does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • Yorktown Funds does not jointly market.

Not part of the prospectus

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THE YORKTOWN FUNDS

each a series of American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(434) 846-1361

(800) 544-6060

STATEMENT OF ADDITIONAL INFORMATION

May 31, 2018

This Statement of Additional Information (“SAI”) sets forth information regarding Class A, Class L and Institutional Class Shares of the following series of Yorktown Funds (the “Trust”):

Yorktown Growth Fund (the “Growth Fund”),

Yorktown Capital Income Fund (the “Capital Income Fund”),

Yorktown Short Term Bond Fund (the “Short Term Bond Fund”),

Yorktown Multi-Asset Income Fund (the “Multi-Asset Income Fund”),

Yorktown Master Allocation Fund (the “Master Allocation Fund”)

Yorktown Small Cap Fund (“Small Cap Fund”), and

Yorktown Mid Cap Fund (“Mid Cap Fund”)

(each a “Fund” and collectively, the “Funds”).

This SAI also applies to Class C Shares of the Multi-Asset Income Fund.

This SAI is not a prospectus. It should be read in conjunction with the current Class A, Class L and Institutional Class Shares prospectus of the Funds, dated May 31, 2018, as supplemented or revised from time to time and the Class C Share prospectus of the Multi-Asset Income Fund dated May 31, 2018, as supplemented or revised from time to time. Yorktown Management & Research Company, Inc. (the “Adviser”) is the investment adviser and administrator of each Fund and Unified Financial Securities, Inc. (the “Distributor”) is the distributor of each Fund. This SAI and the prospectuses to which it relates apply to Class A, L and Institutional Shares of the Funds, and Class C Shares of the Multi-Asset Income Fund.

This SAI is incorporated by reference into the Funds’ Class A, L and Institutional Class prospectus, and the Multi-Asset Income Fund’s Class C Share prospectus. In other words, this SAI is legally part of each of the Funds’ Class A, C, L and Institutional Class prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in each prospectus. It is intended to provide additional information regarding the activities and operations of the Funds.

You may obtain, without charge, the current prospectuses, SAI, annual report, and semi-annual report of the Funds by contacting the Trust at:

Yorktown Funds

2303 Yorktown Avenue

Lynchburg, VA 24501

(800) 544-6060

1

General	1
Fundamental Investment Restrictions	2
Non-Fundamental Investment Restrictions	5
Investment Policies and Risks	6
Management of the Trust	17
Principal Securities Holders	25
Investment Adviser and Advisory Agreement	29
Additional Information About Portfolio Managers	34
Other Service Providers	35
Distribution of Fund Shares	36
Payments to Financial Intermediaries	38
Portfolio Transactions	38
Capital Stock and Dividends	40
Pricing and Additional Purchase and Exchange Information	41
Taxation	42
Other Information	47
Financial Statements	47
Appendix A: Description of Commercial Paper and Bond Ratings
Appendix B: Hedging Strategies
Appendix C: Proxy Voting e

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GENERAL

The Trust was organized as a Massachusetts business trust in January 1985 under the name American Pension Investors Trust, and it is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

Each Fund is a separate investment portfolio, or series, of the Trust. Each Fund currently offers three or four classes of share, depending on the Fund. This SAI relates to the Share Classes described below:

Class A Shares have a maximum front-end sales charge and no deferred sales charge (“CDSC”). Class A Shares of Growth Fund and Short Term Bond Fund have no distribution (i.e., 12b-1) fee. Class A Shares of Capital Income Fund, Master Allocation Fund, Small Cap Fund and Mid Cap Fund each have a 12b-1 fee of 0.25% annually. The Multi-Asset Income Fund has a 12b-1 fee of 0.50% annually. For large purchases of Class A Shares where a commission advance has been paid to the selling dealer, a CDSC of up to 0.50% will be charged to the shares if they are redeemed during the first 18 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A Shares made within 18 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

Class C Shares (Multi-Asset Income Fund Only) have no up-front sales charges, but are subject to deferred sales charges. Class C Shares also charge an ongoing 12b-1 fee of 1.00% annually. Class C Shares may charge a deferred sales charge of 1.00% if shares are redeemed within 13 months after purchase.

Institutional Class Shares have no sales charges, no deferred sales charges and no distribution (i.e., 12b-1) fees. However, Institutional Class Shares are offered only through investment advisers and consultants, other select investment professionals, and directly through the Distributor. The minimum initial investment in Institutional Class Shares is $1 million. Subsequent investments must be at least $100,000. The Distributor may grant exceptions to the minimums.

Class L Shares have no sales charges and no deferred sales charges, but do charge an ongoing distribution (i.e., 12b-1) fee at a maximum annual rate of 1%.

Each class of shares is substantially the same, as they all represent interests in the same portfolio of securities and differ only to the extent that they bear different sales charges and expenses.

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series and separate classes. Shares of each Fund, when issued, are fully paid, non-assessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and non-cumulative voting rights. Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects the interest of shareholders of a particular series or class.

The investment objective of a Fund may not be changed without the affirmative vote of a majority of the Fund’s “outstanding voting securities,” as defined in the 1940 Act. Certain other investment restrictions that apply to a Fund may not be changed without shareholder approval, as indicated below. All other investment policies and restrictions, unless otherwise indicated, may be changed by the Board without shareholder approval. The following information supplements the discussion of each Fund’s investment objective and policies found in the applicable prospectus.

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Whenever an investment policy or restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, that percentage shall be determined, or that standard shall be applied, immediately after the Fund’s acquisition of the security or other asset. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s net or total assets will not cause the Fund to violate a percentage limitation, except for those relating to borrowing or illiquid securities. Similarly, any later change in quality, such as a rating downgrade or the delisting of a warrant, will not cause the Fund to violate a quality standard.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and, like the Funds’ investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy.

All Funds

All Funds except the Master Allocation Fund, the Small Cap Fund and the Mid Cap Fund.

A Fund will not as a matter of fundamental policy:

1.	Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government securities”) or to securities issued by other open-end investment companies;

2.	Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (a) the Short Term Bond Fund will invest at least 25% of its total assets in securities issued by other open-end investment companies, and (b) this limitation does not apply to U.S. government securities;

3.	Purchase or sell real estate; except that the Growth Fund and the Capital Income Fund may invest in the securities of companies whose business involves the purchase or sale of real estate;

4.	Purchase or sell commodities or commodity contracts including futures contracts, except that all Funds other than the Growth Fund and the Capital Income Fund may purchase or sell interest rate, stock index and foreign currency futures contracts and options thereon, may engage in transactions in foreign currencies and may purchase or sell options on foreign currencies for hedging purposes; or

5.	Make loans, except when (a) purchasing a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to one-third of the Fund’s total assets (5% of the Fund’s total assets with respect to the Growth Fund and the Capital Income Fund).

For purposes of Item 2, above, relating to industry concentration, the Funds do not treat investments in securities of other investment companies as subject to the industry concentration restrictions.

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Growth Fund and Capital Income Fund

The following additional fundamental investment restrictions apply only to the Growth Fund and the Capital Income Fund. Neither Fund may:

1.	Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government securities or securities issued by open-end investment companies and index securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer);

2.	Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs;

3.	Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases of portfolio securities;

4.	Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of the Fund’s total assets (valued at cost) or 5% of its total assets (valued at market) and, in any event, only if immediately thereafter there is asset coverage of at least 300%;

5.	Invest in puts, calls, straddles, spreads or any combinations thereof, except that a Fund may write covered call options as described below;

6.	Mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under restriction (4) above and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 15% of the Fund’s assets (valued at cost), or 10% of its net assets (valued at market);

7.	Underwrite securities issued by other persons;

8.	Invest in issuers for the purpose of exercising management or control;

9.	Purchase or retain the securities of any issuer if, to the knowledge of the Trust’s management, the officers or Trustees of the Trust and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities;

10.	Issue securities or other obligations senior to the Fund’s shares of beneficial interest;

11.	Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed on the New York Stock or American Stock Exchanges, or more than 5% of the value of its total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities; or

12.	Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in illiquid securities (including repurchase agreements and time deposits maturing in more than seven days) or foreign securities which are not publicly traded in the United States.

5

Short Term Bond Fund and Multi-Asset Income Fund

The following additional fundamental investment restrictions apply only to the Short Term Bond Fund and the Multi-Asset Income Fund. Neither Fund may:

1.	Borrow money, (a) from a bank in an amount not in excess of one-third of the Fund’s net assets or, (b) by engaging in reverse repurchase agreements;

2.	Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws; or

3.	Issue senior securities, provided that the Fund’s use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose, and further provided that the Fund will not be deemed to have issued senior securities under circumstances that are specifically exempted from such classification by the 1940 Act.

For purposes of item 1 above, the 1940 Act permits a fund to borrow money from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300 percent for all borrowings, and provided further that in the event such asset coverage should fall below 300 percent, the fund will, within three days thereafter, reduce the amount of borrowings so that the asset coverage is at least 300 percent.

Master Allocation Fund

The following fundamental investment restrictions apply to the Master Allocation Fund

The Fund may not:

1.	Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities. Further, securities issued by investment companies shall not be deemed as an industry. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

2.	Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act (currently 25% of assets), the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, provided, however, that securities issued by investment companies shall not be deemed an industry.

3.	Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.

6

4.	Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5.	Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6.	Underwrite securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws .

7.	Issue senior securities, except as permitted by the 1940 Act and provided that the Fund’s use of options, futures contracts and options thereon and currency-related contracts will not be deemed senior securities for this purpose.

The Small Cap Fund and the Mid Cap Fund are subject to the following fundamental investment restrictions

As a matter of fundamental policy, each Fund will not:

1.	engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.	issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

4.	purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.; or

5.	make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non publicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

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6.	invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies.

7.	act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

8.	with respect to 75% of the Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies), if, as a result, (i) more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer;

For purposes of Item 6, above, relating to industry concentration, the Funds do not treat investments in securities of other investment companies as subject to the industry concentration restrictions.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment limitations may be changed for any Fund by the vote of the Board and without shareholder approval.

All Funds

No Fund may purchase or otherwise acquire the securities of any investment company (except in connection with a merger, consolidation or acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company, except as provided under “Investments in Other Investment Companies” in the prospectus.

In addition, the open-end and closed-end investment companies and, for all Funds except the Short Term Bond Fund, unit investment trusts, in which a Fund invests (the “underlying funds”) may, but need not, have the same investment objective, policies or limitations as the Fund. Although the Funds may, from time to time, invest in shares of the same underlying fund, the percentage of each Fund’s assets so invested may vary, and the Adviser will determine whether such investments are consistent with the investment objective and policies of each particular Fund.

Short Term Bond Fund and Multi-Asset Income Fund

The Short Term Bond Fund and the Multi-Asset Income Fund may not:

1.	Invest more than 15% of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

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2.	Make short sales of securities or purchase securities on margin, except (a) for such short-term credits as may be necessary for the clearance of the purchases of portfolio securities and (b) in connection with the Fund’s use of options, futures contracts and options on future contracts; or

3.	Borrow money, except from banks for temporary purposes and for reverse repurchase agreements, and then in an aggregate amount not in excess of 10% of the Fund’s total assets, provided the Fund may not purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding.

Master Allocation Fund

The following non-fundamental investment restrictions apply to the Master Allocation Fund

The Fund may not:

1	Hold illiquid securities in an amount exceeding, in the aggregate, 15% of the Fund’s net assets.

The Mid Cap Fund

The Mid Cap Fund may not engage in short selling.

The Mid Cap Fund may not engage in share purchases involving the use of margin.

Except with respect to Fund policies concerning borrowing and illiquid securities, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations as soon as reasonably practicable.

INVESTMENT POLICIES AND RISKS

The following supplements the information contained in the prospectuses concerning the Funds’ investment policies and risks.

Short Term Bond Fund and Multi-Asset Income Fund

Reverse Repurchase Agreements. The Short Term Bond Fund and Multi-Asset Income Fund may each enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund will maintain with its custodian in a segregated account cash, U.S. Government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

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Master Allocation Fund

Non-Diversified Status. The Master Allocation Fund is considered to be “non-diversified,” as that term is defined in the 1940 Act, but intends to continue to qualify as a regulated investment company for federal income tax purposes (a “RIC”). This means, in general, that more than 5% of the value of a Fund’s total assets may be invested in securities of any one issuer, but only if, at the close of each fiscal quarter of a Fund’s taxable year, the aggregate amount of such holdings does not exceed 50% of the value of the Fund’s total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. A Fund’s portfolio normally will include the securities of a smaller number of issuers than if it were “diversified” (as defined in the 1940 Act). Accordingly, a Fund will be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range and number of securities, in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund’s total return and the price of the Fund’s shares.

Master Allocation Fund

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and broker-dealers up to an aggregate value of not more than 10% of its total assets. Such agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Fund will maintain with its custodian in a segregated account cash, U.S. Government securities or other liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the reverse repurchase agreement.

All Funds

Repurchase Agreements. Each Fund may invest in repurchase agreements with U.S. banks and dealers secured by U.S. Government securities. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying security prior to its repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to is, in effect, secured by such security. If the value of such security is less than the repurchase price, the other party to the agreement shall provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Short Term Bond Fund and Multi-Asset Income Fund intend to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board. The Adviser will review and monitor the creditworthiness of such institutions under the Board’s general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Bank Obligations. Each Fund may invest in instruments (including certificates of deposit and bankers’ acceptances) of U.S. banks and savings associations that are insured by the Federal Deposit Insurance Corporation. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. To the extent a Fund invests more than $100,000 in a single bank or savings and loan association, the investment is not protected by federal insurance. The underlying funds may invest in similar instruments.

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Commercial Paper. Each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic issuers that, at the time of investment, are (i) rated “Prime-1” by Moody’s Investors Service, Inc. (“Moody’s”) or “A-1” by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “Aa” or better by Moody’s or “AA” or better by S&P or (iii) securities that, if not rated, are, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest. See Appendix B to this SAI for more information on ratings assigned to commercial paper. The underlying funds may invest in similar instruments.

Illiquid Securities. Each Fund may invest in illiquid securities either directly or indirectly through underlying funds. A Fund or an underlying open-end fund may invest in securities for which no readily available market exists (“illiquid securities”) or securities the disposition of which would be subject to legal restrictions (so-called “restricted securities”) and repurchase agreements maturing in more than seven days. An underlying closed-end fund may invest without limit in such securities. A considerable period may elapse between a decision to sell such securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, a Fund or an underlying fund might obtain a less favorable price than prevailed when it decided to sell.

Short Sales. Each Fund may invest in underlying funds that sell securities short. In a short sale, the underlying fund sells securities that it does not own, making delivery with securities “borrowed” from a broker. The underlying fund is then obligated to replace the borrowed securities by purchasing them at the market price at the time of replacement. This price may or may not be less than the price at which the securities were sold by the underlying fund. Until the securities are replaced, the underlying fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. In order to borrow the securities, the underlying fund may also have to pay a premium that would increase the cost of the securities sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

An underlying fund also must deposit in a segregated account an amount of cash or U.S. government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the sale (not including the proceeds from the short sale). Each day the short position is open, the underlying fund must maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral (1) equals the current market value of the securities sold short and (2) is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund’s net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an underlying fund’s inability to cover the short position or a theoretically unlimited loss for the underlying fund. The underlying fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the fund may be required to pay in connection with the short sale.

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In addition, certain underlying funds may engage in short sales “against the box.” A short sale is “against the box” if at all times when the short position is open the Fund or underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Lending of Portfolio Securities. Each Fund may lend a portion of its portfolio securities constituting up to 5% of its net assets to brokers, dealers, banks or other institutional investors, provided that (1) the loan is secured by cash or equivalent collateral equal to at least 100% of the current market value of the loaned securities and maintained with the Fund’s custodian while portfolio securities are on loan and (2) the borrower pays the Fund an amount equivalent to any dividends or interest received on such securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. Although a Fund does not have the right to vote securities on loan, the Fund could terminate the loan and regain the right to vote if the vote was considered important. Any underlying fund also may lend its portfolio securities pursuant to similar conditions in an amount not in excess of one-third of its total assets. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In order to minimize these risks, each Fund will make loans of securities only to firms deemed creditworthy by the Adviser and only when, in the judgment of the Adviser, the consideration that the Fund will receive from the borrower justifies the risk.

Foreign Securities. Each Fund may invest directly or indirectly through an investment in an underlying fund in foreign securities including common stocks, preferred stock and common stock equivalents issued by foreign companies. Investments in foreign securities involve risks relating to political and economic developments abroad as well as those that may result from the differences between the regulation to which U.S. issuers are subject and that applicable to foreign issuers. These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of an underlying fund’s assets and political or social instability or diplomatic developments. These risks often are heightened to the extent an underlying fund invests in issuers located in emerging markets or a limited number of countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Moreover, the underlying funds generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on days when the New York Stock Exchange (“NYSE”) is open. However, foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (such as U.S. holidays and weekends). As a result, the net asset value of an underlying fund’s portfolio may be significantly affected by such trading on days when the Adviser does not have access to the underlying funds and shareholders do not have access to the Funds.

Additionally, because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect an underlying fund’s net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gain, if any, to be distributed to shareholders by the underlying fund. If the value of a foreign currency rises against the U.S. dollar, the value of the underlying fund’s assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of the underlying fund’s assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. The costs attributable to foreign investing that an underlying fund must bear frequently are higher than those attributable to domestic investing. For example, the costs of maintaining custody of foreign securities exceed custodian costs related to domestic securities.

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Investment income and gains realized on foreign securities in which the funds may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the funds would be subject.

Depository Receipts. Each Fund may invest in foreign equity or debt securities directly or through the use of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar securities convertible into securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositaries. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Fund may invest in either type of ADR. EDRs are receipts typically issued by a European bank evidencing ownership of the underlying foreign securities. To the extent an ADR or EDR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations and Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

Investments in Other Investment Companies. Each Fund may invest in shares of the same Underlying Fund. However, the Funds collectively and their affiliates together are generally restricted as to the percentage of an Underlying Fund’s total outstanding voting shares they may own, unless the Underlying Fund has received an exemption from the U.S. Securities and Exchange Commission (the “SEC”) permitting, under certain conditions, investment companies such as the Funds and their affiliates to acquire an Underlying Fund’s voting shares in excess of such restrictions. The Trust has received an exemptive order from the SEC allowing each of its Funds to invest in Underlying Funds in excess of these limitations, subject to certain conditions and restrictions. Accordingly, to the extent that a Fund invests in Underlying Funds in excess of those limitations, the investment risk to the Fund of such investments will increase.

The underlying funds in which the Funds may invest include new funds and funds with limited operating history. Underlying funds may, but need not, have the same investment objectives, policies and limitations as the Funds. For example, although a Fund will not borrow money for investment purposes, it may invest all of its assets in underlying funds that borrow money for investment purposes (i.e., engage in the speculative activity of leveraging).

If an underlying fund submits a matter to shareholders for vote, each Fund will either vote the shares (i) in accordance with instructions received from Fund shareholders or (ii) in the same proportion as the vote of all other holders of such securities.

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Open-End Funds. Each Fund may purchase shares of open-end funds that impose a front-end sales load (“Load Fund Shares”) and shares of open-end funds that do not impose a front-end sales load. An open-end fund is currently permitted under the rules of the Financial Industry Regulatory Authority (“FINRA”) to impose front-end sales loads as high as 8.5% of the public offering price (9.29% of the net amount invested), provided that it does not also impose an asset-based sales charge. The Adviser anticipates, however, investing substantially all of each Fund’s assets in funds that impose no front-end sales load. Where an underlying fund imposes a sales load, the Adviser, to the extent possible, seeks to reduce the front-end sales load imposed by purchasing shares pursuant to (I) letters of intent, permitting it to obtain reduced front-end sales loads by aggregating its intended purchases over time; (ii) rights of accumulation, permitting it to obtain reduced front-end sales loads as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced front-end sales loads by aggregating its purchases of several funds within a family of mutual funds. In addition to any front-end sales load imposed by an open-end fund, the open-end fund may be subject to annual distribution and service fees of up to 1.00% of the fund’s average daily net assets.

Each Fund also may purchase shares of open-end funds that impose contingent deferred sales charges (“CDSC”) or redemption fees. In the event that a Fund purchases and then redeems its investment in an underlying fund on a short-term basis, the Fund may pay a CDSC or redemption fee. To the extent that a Fund invests more than 5% of its total assets in any one underlying fund or more than 10% of its total assets in all underlying funds, the Fund will comply with Rule 12d1-3 under the 1940 Act, which imposes limitations on the aggregate amount of sales charges and service fees that may be imposed by the Fund and an underlying fund.

Although open-end fund shares are redeemable by a Fund upon demand to the issuer, under certain circumstances, an open-end fund may determine to make a payment for redemption of its shares to the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an open-end fund until the Adviser determines that it is appropriate to dispose of such securities. Such disposition generally will entail additional costs to the Fund.

Closed-End Funds. The Funds may purchase shares of closed-end funds. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price. Such securities are then listed for trading on the NYSE, the American Stock Exchange or the Nasdaq Stock Market (“Nasdaq”) or, in some cases, may be traded in other over-the-counter (“OTC”) markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as a Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. Each Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares’ trading at a discount to their net asset value.

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Each Fund may invest in shares of closed-end funds that are trading at a discount or a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

A closed-end fund may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect, of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. A Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Funds will only invest in common shares of closed-end funds and will not invest in any senior securities issued by closed-end funds.

Business Development Companies - Business Development Companies (“BDC’s) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDCs are subject to the Investment Company Act of 1940 (the “1940 Act”); however, BDCs are exempt from many of the regulatory constraints imposed by the 1940 Act. The 1940 Act imposes certain restraints upon the operations of a BDC. For example, BDCs generally are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments and may have concentrated portfolios. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Less mature and smaller private companies involve greater risk than well-established and larger publicly- traded companies. Investing in debt involves risk that the issuer may default on its payments or declare bankruptcy. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. These investments have predominantly speculative characteristics with respect to an issuer’s capacity to make payments of interest and principal. BDCs may not generate income at all times. Additionally, limitations on asset mix and leverage may restrict the way that BDCs raise capital. Risks faced by BDCs include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Index Securities and Enhanced Index Products. Each Fund may invest in Index Securities and Enhanced Index Products. Index Securities, including exchange traded funds such as Standard & Poor’s Depositary Receipts™, iShares MSCI funds™, or iShares Lehman Aggregate Bond Fund™, represent interests in a portfolio of common stocks or fixed income securities designed to outperform the price and dividend yield performance of a broad-based equity or fixed income securities index, such as the Standard & Poor’s 500 Composite Stock Price Index or the Lehman Brothers U.S. Aggregate Index. Index Securities are traded on an exchange like shares of common stock. The value of an Index Security fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index they track. Index Securities are subject to the risks of an investment in a broad-based portfolio of common stocks. Index Securities are considered investments in other investment companies.

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Enhanced Index Products represent a portfolio of leveraged instruments, including equity index swaps, short sales, futures and options contracts, and stock indices, that engage in strategies such as short sales of securities in an effort to achieve investment results that will outperform the performance of a specific securities index or benchmark on a daily basis. Such benchmarks generally consist of a percentage return above or below that of a recognized securities index, such as 200% of the performance of the S&P 500 Index, NASDAQ 500 Index, or other such index, or 200% of the inverse (opposite) performance of such indices. If the Enhanced Index Product meets its objective, the value of its shares will tend to increase or decrease on a daily basis by 200% of the value of any increase in the underlying index, depending on whether the underlying index is based on inverse performance. When the value of the underlying index declines, the value of the Enhanced Index Fund’s shares should also decrease or increase on a daily basis by a percentage of the value of any decrease in the underlying index.

Enhanced Index Products are subject to the risk that the manager may not be able to cause the Enhanced Index Product’s performance to match or exceed that of the Enhanced Index Product’s benchmark on a daily basis. In addition, because the Enhanced Index Product is tracking the performance of its benchmark on a daily basis, mathematical compounding may prevent the Enhanced Index Product from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Tracking error may cause the Enhanced Index Product’s performance to be less than expected.

To the extent that an Index Security or Enhanced Index Product is an investment company, investors in the Funds will bear not only their proportionate share of the expenses of a Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Index Security or Enhanced Index Product.

Investments in Private Investment Companies. The Funds may invest in the securities of private investment companies, including “hedge funds.” As with investments in other investment companies, if a Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for a Fund to sell its shares at an advantageous price and time. Additionally, many hedge funds employ lock-ups, restrictions on redemption timing and redemption amounts, management incentives, and other restrictive features that may cause additional risk to the Fund. Finally, because shares of private investment companies are not publicly traded, a fair value for a Fund’s investment in these companies typically will have to be determined under policies approved by the Board of Trustees.

Leverage. The Funds may engage in leverage. Leveraging by a Fund may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed for leveraging will be subject to interest and related costs that may or may not be recovered by appreciation of the securities purchased. A Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. There can be no certainty that a Fund will be able to borrow money when the Adviser seeks to do so or that it will be able to do so on advantageous terms.

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Warrants. Each Fund may invest directly or indirectly through an investment in an underlying fund in warrants. Warrants are instruments that provide the owner with the right to purchase a specified security, usually an equity security such as common stock, at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant’s issuance) and usually during a specified period of time. Moreover, they are usually issued by the issuer of the security to which they relate. While warrants may be traded, there is often no secondary market for them. A Fund may invest in publicly traded warrants only. To the extent that the market value of the security that may be purchased upon exercise of the warrant rises above the exercise price, the value of the warrant will tend to rise. To the extent that the exercise price equals or exceeds the market value of such security, the warrants will have little or no market value. If warrants remain unexercised at the end of the specified exercise period, they lapse and a Fund’s investment in them will be lost. A Fund may not invest more than 5% of its net assets in warrants.

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities. Each Fund may invest directly or indirectly through an investment in an underlying fund in a convertible security, which is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

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A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Senior Securities. Each Fund may utilize various investment techniques that may give rise to an obligation of the Fund to make a future payment. The SEC has stated it would not raise senior security concerns with regard to certain such investments, provided a fund maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements.

When-Issued Securities. Each Fund may enter into commitments to purchase securities on a when-issued basis. When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the Fund until they are delivered. This is normally seven to 15 days later, but could be longer. Use of this practice could have a leveraging effect on the Fund. When the Fund commits to purchase a when-issued security, it will segregate cash or appropriate liquid securities, in an amount at least equal in value to the Fund’s commitments to purchase when-issued securities. The Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Stripped Securities. Each Fund may invest in stripped securities. Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as “IOs” and “POs”) and selling each piece separately. Stripped securities are more volatile than other fixed-income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Debt Securities. The Funds and the underlying funds may invest in debt securities rated above or below investment grade. Investment grade debt securities are those that at the time of purchase have been assigned one of the four highest ratings by S&P or Moody’s or, if unrated, are determined by the underlying fund’s investment adviser to be of comparable quality. This includes debt securities rated “BBB” by S&P or “Baa” by Moody’s. Moody’s considers securities rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Debt securities rated below investment grade (commonly referred to as “junk bonds”), which include debt securities rated “BB,” “B,” “CCC” and “CC” by S&P and “Ba,” “B,” “Caa,” “Ca” and “C” by Moody’s, are deemed by these agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than “B” may include securities that are in default or face the risk of default with respect to principal or interest.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality and are not a guarantee of quality. Subsequent to its purchase by an underlying fund, the rating of an issue of debt securities may be reduced below the minimum rating required for purchase by that fund. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings of S&P and Moody’s are described in detail in Appendix B of this SAI.

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Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuation in response to changes in interest rates.

Accordingly, the yield on lower rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit an underlying fund’s ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

Structured Notes. Structured notes are interests in entities organized by investment banking firms for the purpose of restructuring the investment characteristics of instruments and securities, such as bonds and derivatives. The restructuring involves the deposit with, or purchase by, the entity of specified instruments and securities and the issuance by that entity of securities (structured notes) backed by, or representing interests in, the underlying instruments and securities. The extent of the payments made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments and securities.

The risks associated with investing in a structured note are primarily the risks associated with investing in the underlying instruments and securities. The risks will also depend upon the comparative subordination of the class of security held by the Fund, relative to the likelihood of a default on the underlying instruments and securities. To the extent that the Fund is exposed to default, the Fund’s investment in structured notes may involve risks similar to those of high-yield debt securities. In addition to the market and credit risk of the underlying securities and instruments, a Fund is also exposed to the credit risk of the issuing investment banking firm.

Structured notes typically are sold in private placement transactions, and there generally is no active trading market for structured notes and they may be difficult to value. To the extent structured notes are deemed to be illiquid, they will be subject to a Fund’s restrictions on investments in illiquid securities.

The investment banking firms that organize the entities receive fees in connection with organizing the entity and arranging for the placement of the structured notes. A Fund will indirectly pay its portion of these fees in addition to the fees associated with the creation and marketing of the underlying instruments and securities. If an active investment management component is combined with the underlying instruments and securities held by the entity, there may be ongoing advisory fees which the Fund’s shareholders would indirectly pay.

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Zero Coupon Securities. The Funds and the underlying funds may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on the zero coupon securities, and the “interest” on payment-in-kind securities, must be included in the Fund’s or the underlying fund’s income. Accordingly, to continue to qualify for tax treatment as a RIC and to avoid a certain excise tax, these funds may be required to distribute as a dividend an amount that is greater than the total amount of cash they actually receive. These distributions must be made from a fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

Hedging Strategies. Each Fund may engage directly or indirectly through an investment in an underlying fund in certain hedging strategies involving options, futures and forward currency exchange contracts. A Fund may also hedge currency risks associated with investments in foreign securities and in particular may hedge its portfolio through the use of forward foreign currency contracts. The objective of a hedging strategy is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security, stock index, futures contract, or currency. A Fund’s ability to use options, futures and forward foreign currency contracts may be limited by market conditions, regulatory limits and tax considerations. These hedging strategies are described in detail in Appendix C of this SAI.

There are transactional costs connected with using hedging strategies. Where required under the 1940 Act, the Trust will segregate assets used in connection with hedging strategies. In addition, the use of hedging strategies involves certain special risks, including: (1) imperfect correlation between the hedging instruments and the securities or market sectors being hedged; (2) the possible lack of a liquid secondary market for closing out a particular instrument; (3) the need for additional skills and techniques beyond normal portfolio management; (4) the possibility of losses resulting from market movements not anticipated by the Adviser; and (5) possible impediments to effective portfolio management because of the percentage of the Fund’s assets segregated to cover its obligations.

When engaging in hedging strategies, a Fund will be required not only to segregate assets as collateral against the derivatives being used, but to also maintain appropriate margin coverage with the counterparty to the transaction. The Trust has adopted policies and procedures to address these issues. With respect to margin coverage, a Fund would maintain coverage equal to the amount that would be payable by the fund if the fund were to exit the derivatives transaction at such time, marked-to-market on a daily basis. Additionally, with respect to collateral, a Fund is required to segregate assets equal to the full notional value of the underlying transaction, marked-to-market on a daily basis.

Foreign Currency Transactions. Each Fund may, either directly or indirectly through an investment in an underlying fund, use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. When the Fund purchases or sells a security denominated in a foreign currency, it may be required to settle the purchase transaction in the relevant foreign currency or to receive the proceeds of the sale in the relevant foreign currency. In either event, the Fund will be obligated to acquire or dispose of the foreign currency by selling or buying an equivalent amount of U.S. dollars. To effect the conversion of the amount of foreign currency involved in the purchase or sale of a foreign security, the Fund may purchase or sell such foreign currency on a “spot” (i.e., cash) basis.

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In connection with its portfolio transactions in securities traded in the foreign currency, a Fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period. These foreign currency transactions are described in detail in Appendix C of this SAI.

MANAGEMENT OF THE TRUST

Trustees and Officers. The Trust is governed by a Board of Trustees. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The names and ages of the Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below, as well as information regarding the experience, qualifications, attributes and skills of the Trustees. The address of each Trustee and officer is 2303 Yorktown Avenue, Lynchburg, Virginia 24501. A Trustee who is considered an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a Fund, and the principal underwriter, and officers of the Trust, are noted.

INTERESTED TRUSTEES (1)

Name of Trustee:	David D. Basten (2)
Birth Year:	1951
Positions held with Trust and Tenure:	President and Chairman of the Board, Trustee since 1985
Number of Funds in Complex Overseen	7

Principal Occupation(s) for the last Five (5) Years:	President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Vice President, The Travel Center of Virginia, Inc.; Partner, The Rivermont Company (real estate); Partner, Downtown Enterprises (real estate); Managing Partner, WAIMED Enterprises, LLC (real estate and travel services); He is the father of David M. Basten
Other Directorships Held by Trustee:	None
Name of Trustee:	David M. Basten (2)
Birth Year:	1977
Positions held with Trust and Tenure:	Trustee since 2008. Assistant Secretary.
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	Secretary, Treasurer and Director, Yorktown Management & Research Company, Inc.; He is the son of David D. Basten.
Other Directorships Held by Trustee:	None

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INDEPENDENT TRUSTEES

Name of Trustee:	Mark A. Borel
Birth Year:	1952
Positions held with Trust and Tenure:	Trustee since 1985
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	President, Borel Construction Company, Inc.; President, Borel Properties, Inc. (real estate); Partner, JBO, LC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, Tabo International, LLC (real estate); Partner, The HAB Company, LC (real estate); Partner, Piedmont Professional Investments, LLC (real estate); Partner, New London Development Company (real estate); Partner, Lake Group, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, Bootleggers Lynchburg (restaurant); Partner, Bootleggers Partner, LLC; Manager, Humble, LLC (real estate); Manager, Humble, II, LLC (real estate); Member, 1007 Commerce Street, LLC dba My Dog Duke’s Diner (restaurant); President, Town Center Association (property owners association); President, Jefferson Square Association (property owners association)
Other Directorships Held by Trustee:	None

Name of Trustee:	Stephen B. Cox
Birth Year:	1948
Positions held with Trust and Tenure:	Trustee since 1995
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	Retired
Other Directorships Held by Trustee:	None

Name of Trustee:	G. Edgar Dawson III
Birth Year:	1956
Positions held with Trust and Tenure:	Trustee since 1995
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm).
Other Directorships Held by Trustee:	None

Name of Trustee:	Wayne C. Johnson
Birth Year:	1953
Positions held with Trust and Tenure:	Trustee since 1988; Lead Independent Trustee
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	Retired. Previously Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).
Other Directorships Held by Trustee:	None

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OFFICERS WHO ARE NOT TRUSTEES

Name of Officer:	David D. Jones
Birth Year:	1957
Positions held with Trust and Tenure:	Chief Compliance Officer since February, 2008. Secretary since 2010.
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.
Other Directorships Held by Trustee:	None

Name of Officer:	Charles D. Foster
Birth Year:	1960
Positions held with Trust and Tenure:	Treasurer/Chief Financial Officer since 1988
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	Chief Financial Officer, Yorktown Management & Research Company, Inc.
Other Directorships Held by Trustee:	None

Name of Officer:	M. Dennis Stratton
Birth Year:	1962
Positions held with Trust and Tenure:	Controller since 1989
Number of Funds in Complex Overseen	7
Principal Occupation(s) for the last Five (5) Years:	Controller, Yorktown Management & Research Company, Inc.
Other Directorships Held by Trustee:	None

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(1)	Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board.

(2)	Mr. David D. Basten and Mr. David M. Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser and as officers of the Trust.

Additional Information about the Trustees

The Board of Trustees believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. The Board of Trustees has also considered the contributions that each Trustee can make to the Board and the Trust.

As described in the table above, the Independent Trustees have served as such for a considerable period of time which has provided them with knowledge of the business and operation of the Funds and the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: David D. Basten, executive experience with investment advisory, broker dealer firms and other businesses; David M. Basten, executive experience in marketing, sale and distribution of securities; Mark A. Borel, executive experience in real estate development and other domestic and foreign businesses; Stephen B. Cox, executive experience in medical device business and various charitable organizations; G. Edgar Dawson, legal experience as a practicing attorney in a law firm; and Wayne C. Johnson, executive experience in a major pharmaceutical company. References to the experience, qualifications, attributes or skills of the Trustees are pursuant to requirements of the Securities and Exchange Commission and the appointment of Mr. Johnson as Lead Independent Trustee, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee or on the Board by reason thereof.

Board Structure

The Board of Trustees is responsible for overseeing the management and operations of the Trust and the Funds. The Board consists of four Independent Trustees and two Trustees who are interested persons of the Trust. David D. Basten, who is an interested person of the Trust, serves as Chair of the Board and the Board has appointed Wayne Johnson as the Lead Independent Trustee. As such, Mr. Johnson works with Mr. D. D. Basten to set the agendas for the Board and Committee meetings, chairs meetings of the Independent Trustees, and generally serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee. Each of the Audit and Nominating Committees is chaired by an Independent Trustee and composed of all of the Independent Trustees.

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The Audit Committee consists of Messrs. Borel, Cox, Dawson and Johnson. The members of the Audit Committee are not “interested” persons of the Trust (as defined in the 1940 Act). The primary responsibilities of the Trust’s Audit Committee are, as set forth in its charter, to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors of the results of audits; and addressing any other matters regarding audits. The Audit Committee met two times during the last fiscal year.

The Nominating Committee consists of Messrs. Borel, Cox, Dawson and Johnson, each of who is an independent member of the Board. The primary responsibilities of the Nominating Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and to communicate with management on those issues. The Nominating Committee does not have a policy on shareholder nominations. The Nominating Committee also evaluates and nominates Board member candidates. The Nominating Committee did not meet during the last fiscal year.

The Board holds four regular meetings each year to consider and act upon matters involving the Trust and the Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest for Trust management. The Board of Trustees has determined that its committees help ensure that the Funds have effective and independent governance and oversight. Given the Adviser’s sponsorship of the Trust, that investors have selected the Adviser to provide overall management to the Funds, and Mr. D. D. Basten’s senior leadership role within the Adviser, the Board elected him Chairman. The Board reviews its structure regularly and believes that its leadership structure, including having two thirds of Independent Trustees, coupled with the responsibilities undertaken by Mr. D. D. Basten as Chair and Mr. Johnson as Lead Independent Trustee, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Audit Committee. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Directors meet separately with the Fund’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Fund’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Funds, including their investment performance, as well as reports regarding the valuation of the Funds’ securities. In addition, in its annual review of the Funds’ advisory agreements, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

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The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes, procedures and controls to eliminate or mitigate every occurrence or effect. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The following table shows the amount of equity securities in the Funds owned by the Trustees and/or Portfolio Managers as of December 31, 2017:

Name	Dollar Range of Equity Securities Owned (Fund)	Aggregate Dollar Range of Equity Securities in the Funds
INTERESTED TRUSTEES:
David D. Basten

Over $100,000 (Growth Fund)

Over $100,000 (Capital Income Fund)

$50,001 to $100,000 (Short Term Bond Fund)

$50,001 to $100,000 (Multi-Asset Income Fund)

Over $100,000 (Master Allocation Fund)

Over $100,000 (Small Cap Fund)

Over $100,000 (Mid Cap Fund)

Over $100,000
David M. Basten	$10,001 to $50,000 (Growth Fund) $10,001 to $50,000 (Capital Income Fund) $10,001 to $50,000 (Multi-Asset Income Fund) $10,001 to $50,000 (Small Cap Fund) $10,001 to $50,000 (Mid Cap Fund)	Over $100,000
INDEPENDENT TRUSTEES:
Mark A. Borel	$1 to $10,000 (Growth Fund) $10,001 to $50,000 (Capital Income Fund) $1 to $10,000 (Short Term Bond Fund)	$10,001 to $50,000
Stephen B. Cox	None	None
G. Edgar Dawson, III	$10,001 to $50,000 (Growth Fund) $10,001 to $50,000 (Capital Income Fund)	$10,001 to $50,000
Wayne C. Johnson	$1 to $10,000 (Growth Fund) $1 to $10,000 (Capital Income Fund) $1 to $10,000 (Short Term Bond Fund) $1 to $10,000 (Multi-Asset Income Fund)	$10,001 to $50,000

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Name	Dollar Range of Equity Securities Owned (Fund)	Aggregate Dollar Range of Equity Securities in the Funds
PORTFOLIO MANAGERS
Brentz East	$10,001 to $50,000 (Growth Fund) $10,001 to $50,000 (Capital Income Fund) $1 to $10,000 (Short Term Bond Fund) $1 to $10,000 (Multi-Asset Income Fund)	$50,001 to $100,000
Michael Dixon	$10,001 to $50,000 (Capital Income Fund) $10,001 to $50,000 (Short Term Bond Fund) $1 to $10,000 (Multi-Asset Income Fund) $10,001 to $50,000 (Small Cap Fund) $10,001 to $50,000 (Mid Cap Fund)	$50,001 to $100,000
Michael J. Borgen	None	None
J. Dale Harvey	Over $100,000 (Mid Cap Fund)	Over $100,000

Because the Adviser and other outside parties perform substantially all of the services necessary for the operation of the Trust and the Funds, the Trust requires no employees. No officer, Trustee or employee of the Adviser currently receives any compensation from the Trust for acting as a Trustee or officer.

The Trust currently pays each Trustee who is not an “interested person” of the Trust $5,000 for his attendance at each meeting of the Board. There are no pension or retirement benefits accrued as part of the Trust’s expenses and there are no estimated annual benefits to be paid upon retirement. The following table shows the fees paid to the Trustees during the fiscal year ended January 31, 2018, for their services to the Trust:

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Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Mark A. Borel	$30,000	None	None	$30,000
Stephen B. Cox	$30,000	None	None	$30,000
G. Edgar Dawson III	$30,000	None	None	$30,000
Wayne C. Johnson	$30,000	None	None	$30,000

Policies Concerning Personal Investment Activities. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permits investment personnel, subject to their particular Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The Codes of Ethics are on file with, and can be reviewed and copied at, the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

Portfolio Holdings Disclosure. The Trust has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Board. The policies permit disclosure of non-public portfolio holdings information to selected parties only when such party has a legitimate business purpose and a duty of confidentiality by agreement or by law. The Trust and/or the Adviser will seek to monitor a recipient’s use of non-public portfolio holdings information provided under these agreements and, when appropriate, use their best efforts to enforce the terms of such agreements. Such parties include the Trust’s service providers (e.g., the Fund’s Investment Adviser, custodian, fund accountants and independent accountants, legal counsel, proxy voting services and pricing services), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality by agreement or by law, including a duty to not trade on the non-public information.

The Trust has the following ongoing arrangements to make available information about the Trust’s portfolio investments. Third party service providers are described in greater detail under the heading “Other Service Providers” in this SAI.

•	The Adviser has access to each Fund’s complete portfolio holdings on a daily basis to manage each Fund’s portfolio and vote proxies of the Funds.

•	The Trust’s custodian, Huntington National Bank, legal counsel, Sullivan & Worcester, LLP, and pricing service, Interactive Data Pricing, may receive confirmation of portfolio activity within one business day of a trade.

•	The Trust may provide its independent registered public accounting firm, Tait, Weller & Baker LLP, complete year-end portfolio holdings within one week of the Trust’s year-end.

•	Lastly, the Trust may disclose portfolio holdings information on a monthly or quarterly basis to several rating and ranking organizations on the condition that such information will be used only in connection with developing a rating, ranking or research product for the Funds. The Trust may provide its complete month-end portfolio holdings to Morningstar and Lipper within fifteen days of month-end, and the Trust may provide its complete quarter-end portfolio holdings to Standard and Poor’s and Thomson Financial within fifteen days of quarter-end.

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The Trust’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Trust’s non-public portfolio holdings. The Trust may determine to add a recipient under the policy only if it is determined by the Trust’s Chief Executive Officer, Chief Financial Officer or Chief Compliance Officer that the standards under the Trust’s policy have been met prior to such disclosure. According to Trust policy, no disclosure of portfolio holdings is made unless it is determined that such disclosure is in the best interests of the Trust and any applicable Fund, and there are no conflicts of interest that would prevent such disclosure.

In no event does the Trust or the Adviser receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning a Fund’s portfolio holdings. The Trust’s Chief Compliance Officer will report any material violations of these policies to the Board at its next regularly scheduled meeting. It is a violation of the Amended and Restated Code of Ethics of the Trust and the Adviser for any covered person to release non-public information concerning the Trust portfolio holdings to any party other except in the normal course of his or her duties on behalf of the Trust.

Disclosure of each Fund’s complete portfolio holdings is required to be made within sixty days of the end of each fiscal quarter: (i) in the Annual Report and Semi-Annual Report to shareholders; and (ii) in the quarterly holdings reports filed on Form N-Q. These reports are available, free of charge, on the SEC’s Electronic Data Gathering and Retrieval (“EDGAR”) database on its website at http://www.sec.gov.

Proxy Voting Policies. The Trust is required to disclose information concerning each Fund’s proxy voting policies and procedures to shareholders. The Board has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the applicable Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Funds’ proxy voting record for the most recent 12 month period ended June 30, 2017 is available (1) without charge, upon request by calling Yorktown Funds at (800) 544-6060 and (2) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SECURITIES HOLDERS

As of May 10, 2018, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

Fund	Name and Address	Share Class	% of Class
Growth Fund	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	A	35.90%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	A	10.36%

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Fund	Name and Address	Share Class	% of Class
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	A	6.60%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	A	5.05%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	L	10.52%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	L	8.08%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	L	7.63%
	National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	I	40.12%
	TRACY D WILKINS/AND SARAH L WILKINS JTWROS 6254 CHESTNUT RIDGE ROAD RINER, VA 24149	I	15.25%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	I	15.15%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	I	7.05%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	I	5.19%

Fund	Name and Address	Share Class	% of Class
Short Term Bond	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	A	52.71%
	OPPENHEIMER CO INC FBO/PIPE FITTERS LOCAL 211 WELFARE TRUST OMEGA ACCOUNT ZENITH AMERICAN SOLUTIONS 9555 W SAM HOUSTON PKWY 400 HOUSTON, TX 77099	A	7.75%

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Fund	Name and Address	Share Class	% of Class
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	A	7.37%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	A	6.50%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	A	6.00%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	L	20.91%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	L	19.60%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	L	19.16%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	L	10.74%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	I	31.40%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	I	19.63%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	I	14.19%

Fund	Name and Address	Share Class	% of Class
Capital Income	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	A	32.32%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	L	16.08%

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National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	I	45.37%
LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	I	13.44%
PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	I	8.35%

Fund	Name and Address	Share Class	% of Class
Multi-Asset Income	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	A	24.45%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	A	16.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	A	10.95%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	L	20.06%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	L	19.90%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	L	10.88%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	L	10.70%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	I	19.97%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	I	14.09%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	I	6.31%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	I	5.12%

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Fund	Name and Address	Share Class	% of Class
Master Allocation	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	A	23.24%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	A	8.82%
	CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	A	7.90%
	CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	A	6.12%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS/ATTN COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG, FL 33716	A	5.30%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	L	7.67%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	L	7.25%
	AMERICAN ENTERPRISE INV SVCS/A/C 4490-5241 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	L	5.85%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	I	17.23%
	CHARLES SCHWAB & CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	I	16.43%
	CHARLES MANN TTEE/AND JERI MANN TRST MANN FAMILY TRUST UA DTD 06 04 1985 930 TAHOE BOUEVARD 802 521 INCLINE VILLAGE, NV 89451	I	12.47%

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CHARLES C MANN/IRA 930 TAHOE BOUEVARD 802 521 INCLINE VILLAGE, NV 89451	I	11.13%
National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	I	8.36%
DAVID D BASTEN/IRA 1678 SPRING MTN LYNCHBURG, VA 24503	I	7.67%
CHARLES MANN/SEP IRA 930 TAHOE BOUEVARD 802 521 INCLINE VILLAGE, NV 89451	I	7.00%

Fund	Name and Address	Share Class	% of Class
Small Cap	WELLS FARGO CLEARING SERVICES/A/C 4626-8390 2801 MARKET STREET SAINT LOUIS, MO 63103	A	79.35%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121		12.19%
	YORKTOWN MANAGEMENT AND RESEARCH/DAVID D BASTEN TRST DAVID M BASTEN 2303 YORKTOWN AVE LYNCHBURG, VA 24501		8.46%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	L	33.68%
	DEBRA LEE BARNES REAY/IRA ACCOUNT 6 FATHOM DR CORONA DEL MAR, CA 92625	L	10.99%
	HAROLD G COLLINS, JR/IRA ACCOUNT 5729 WHISPERING PINES RD CASCADE, VA 24069	L	8.56%
	DELL L DELLINGER/IRA ACCOUNT 15461 CEDARWOOD AVE MIDWAY CITY, CA 92655	L	8.32%
	BB&T SECURITIES IRA C/F/STEVE E LAVENDER 7453 EAST FERRY ROAD GLADYS VA 24554-2712	L	6.97%
	MERI L SHADLEY/SEP IRA ACCOUNT 555 CRIEGHTON WAY RENO, NV 89503	L	5.36%

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National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	I	86.45%
TRACY D WILKINS/AND SARAH L WILKINS JTWROS 6254 CHESTNUT RIDGE ROAD RINER, VA 24149	I	6.42%

Fund	Name and Address	Share Class	% of Class
Mid-Cap Fund	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399-0002	A	68.86%
	WELLS FARGO CLEARING SERVICES/A/C 7357-5425 2801 MARKET STREET SAINT LOUIS, MO 63103	A	5.58%
	MERI L SHADLEY/SEP IRA ACCOUNT 555 CRIEGHTON WAY RENO, NV 89503	L	13.78%
	DEBRA LEE BARNES REAY/IRA ACCOUNT 6 FATHOM DR CORONA DEL MAR, CA 92625	L	8.28%
	HAROLD G COLLINS, JR/IRA ACCOUNT 5729 WHISPERING PINES RD CASCADE, VA 24069	L	6.36%
	DELL L DELLINGER/IRA ACCOUNT 15461 CEDARWOOD AVE MIDWAY CITY, CA 92655	L	6.15%
	National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	I	57.92%
	LPL FINANCIAL/OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO, CA 92121	I	8.49%
	TRACY D WILKINS/AND SARAH L WILKINS JTWROS 6254 CHESTNUT RIDGE ROAD RINER, VA 24149	I	8.43%
	CHARLES SCHWAB AND CO INC/SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4122	I	5.63%

As of May 10, 2018, the Trustees and officers of the Trust as a group owned of record or beneficially 1.51% of the shares of the Growth Fund, 0.97% of the shares of the Capital Income Fund, 0.01% of the shares of the Multi-Asset Income Fund, 0.04% of the shares of the Short Term Bond Fund, 1.19% of the shares of the Master Allocation Fund, 2.19% of the Small Cap Fund, and 1.42% of the shares of the Mid Cap Fund.

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INVESTMENT ADVISER AND ADVISORY AGREEMENT

Yorktown Management & Research Company, Inc., the Adviser, located at 2303 Yorktown Avenue, Lynchburg, VA 24501, provides investment advisory and administrative services for the Funds pursuant to Investment Advisory and Administrative Services Agreements (“Advisory Agreements”) with the Trust. The Adviser is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and officer of the Trust.

Each Advisory Agreement provides that, subject to overall supervision by the Board, the Adviser shall act as investment adviser and shall manage the investment and reinvestment of the assets of each Fund, obtain and evaluate pertinent economic data relative to the investment policies of each Fund, place orders for the purchase and sale of securities on behalf of each Fund, and report to the Board periodically to enable them to determine that the investment policies of each Fund and all other provisions of its Advisory Agreement are being properly observed and implemented. Under the terms of each Advisory Agreement, the Adviser is further obligated to cover basic administrative and operating expenses including, but not limited to, office space and equipment, executive and clerical personnel, telephone and communications services and to furnish supplies, stationery and postage relating to the Adviser’s obligations under the Advisory Agreement.

Each Advisory Agreement provides that it will remain in effect and may be renewed from year to year with respect to each Fund, provided that such renewal is specifically approved at least annually by the vote of a majority of the outstanding voting securities of that Fund, or by the Board, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any such party (by vote cast in person at a meeting called for that purpose). Any approval of the Advisory Agreement or the renewal thereof with respect to a Fund shall be effective to continue the Advisory Agreement with respect to that Fund notwithstanding that (a) the Advisory Agreement or the renewal thereof has not been approved by any other Fund or (b) the Advisory Agreement or renewal has not been approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

Each Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Agreement may be terminated as to a Fund, without penalty, by the Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Fund in accordance with the 1940 Act. The Advisory Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Advisory Fees Paid to the Adviser. Under the Advisory Agreements, the Advisor receives a fee, calculated daily and payable monthly, for each Fund as follows:

Name of Fund	Investment Advisory Fee
Yorktown Multi-Asset Income Fund	0.40%
Yorktown Capital Income Fund	0.60%
Yorktown Growth Fund	1.00%
Yorktown Short Term Bond Fund	0.70%
Yorktown Master Allocation Fund	0.30% (1)
Yorktown Small Cap Fund	0.90%
Yorktown Mid Cap Fund

1.15% on the first $50 million in assets

1.00% on the next $50 million in assets

0.95% on the next $100 million in assets

0.90% on the next $300 million in assets

0.85% on all assets in excess of $500 million

Effective April 23, 2018,

1.00% on the first $100 million in assets

0.95% on the next $100 million in assets

0.90% on the next $300 million in assets

0.85% on all assets in excess of $500 million

(1)	For its services relating to the Yorktown Master Allocation Fund, the Adviser receives a management fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Yorktown Master Allocation Fund. The management fee has two components: (i) a fee on Yorktown Fund Assets (investments in affiliated Yorktown Funds) and (ii) a fee on Other Assets. The advisory fee for Yorktown Fund Assets is 0.30% of the average daily Yorktown Fund Assets held by the Yorktown Master Allocation Fund. The fee for Other Assets is 1.00% of the average daily Other Assets held by the Yorktown Master Allocation Fund.

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Pursuant to the terms of each Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for a Fund. The services furnished by the Adviser under each Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

For the fiscal year ended January 31, 2018, the Funds paid to the Adviser advisory fees in the following amounts:

Fund	Contractual Fees	Actual Fees Paid
Growth Fund	$641,815	$641,815
Capital Income Fund	$241,484	$241,484
Short Term Bond Fund	$1,023,159	$937,936
Multi-Asset Income Fund	$3,154,401	$3,154,401
Master Allocation Fund	$86,922	$86,922
Small Cap Fund	$176,026	$21,534
Mid Cap Fund	$232,614	$77,145

For the fiscal year ended January 31, 2017, the Funds paid to the Adviser advisory fees in the following amounts:

Fund	Contractual Fees	Actual Fees Paid
Growth Fund	$647,611	$647,611
Capital Income Fund	$218,307	$218,307
Short Term Bond Fund	$378,053	$378,053
Multi-Asset Income Fund	$2,738,166	$2,738,166
Master Allocation Fund	$97,583	$97,583
Small Cap Fund	$91,121	$0
Mid Cap Fund	$107,933	$0

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For the fiscal year ended January 31, 2016, the Funds paid to the Adviser advisory fees in the following amounts:

Fund	Contractual Fees	Actual Fees Paid
Growth Fund	$765,742	$765,742
Capital Income Fund	$225,472	$225,472
Short Term Bond Fund	$187,201	$174,339
Multi-Asset Income Fund	$3,104,934	$3,104,934
Master Allocation Fund	$122,000	$122,000

In addition to the advisory fees, the Trust and the Funds are obligated to pay certain expenses that are not assumed by the Adviser or the Distributor. These expenses include, among others, securities registration fees, compensation for non-interested Trustees, interest expense, taxes, brokerage fees, commissions and sales loads, custodian charges, accounting fees, transfer agency fees, certain distribution expenses pursuant to a plan of distribution adopted in the manner prescribed under Rule 12b-1 under the 1940 Act, if any, legal expenses, insurance expenses, association membership dues and the expense of reports to the shareholders, shareholders’ meetings and proxy solicitations. The Trust and the Funds are also liable for nonrecurring expenses as may arise, including litigation to which the Trust or a Fund may be a party.

SUB-ADVISERS

Sapphire Star Capital LLC - SMALL CAP FUND

Sapphire Star Capital LLC (“Sapphire”) is the investment manager for the Yorktown Small Cap Fund. Pursuant to a sub-investment advisory agreement with Sapphire and the Adviser on behalf of the Fund, and subject to the supervision of the Adviser and the oversight of Board, the Investment Manager is responsible for selecting the Fund’s investments, providing investment research and providing a continuous investment program for the Fund. Sapphire is responsible for making investment decisions with respect to the Fund’s assets, selecting broker-dealers to execute portfolio transactions on behalf of the Fund, and monitoring and ensuring consistency with the Fund’s investment strategies and policies, subject to the supervision of the Adviser and the oversight of the Board. Sapphire is a Washington limited liability company with its principal business address at 5400 Carillon Point, Building 5000, Kirkland, WA 98033. Sapphire had approximately $118 million in assets under management as of December 31, 2017. Mr. Michael J. Borgen owns 100% of Sapphire and is therefore, a control person of Sapphire.

Other Information Relating to Sapphire

The following table presents information relating to the person(s) responsible for managing Fund assets, the number and types of other accounts managed by such person(s), and how such persons are compensated for managing such accounts. The information is current as of January 31, 2018.

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager(s)	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)
Michael J. Borgen	0	1 $13.6	62 $83.5	0	1 $13.6	1 $0.2

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The portfolio manager’s compensation consists of guaranty payments, bonus and package of benefits that is generally available to all active members of Sapphire. Guaranty payments and bonuses are based on the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The portfolio manager also holds ownership units in the Investment Manager. Because the Investment Manager is a “limited liability company,” each portfolio manager’s compensation is determined, in part, by distributions relative to their individual ownership interests in the net income of the Investment Manager, including certain distributions made by the Investment Manager to its members to sufficiently satisfy tax payments due on the Investment Manager’s income that is taxed at the member level. Compensation is not directly linked to the performance of the Fund.

POPLAR FOREST CAPITAL, LLC

Poplar Forest Capital, LLC (“Poplar Forest”), located at 70 South Lake Avenue, Suite 930, Pasadena, California 91101, is the Investment Manager to the Yorktown Mid Cap Fund. Poplar Forest is an SEC-registered investment advisory firm formed in 2007. Poplar Forest provides investment management services to institutions, individuals, high net worth individuals, charitable organizations and other pooled investment vehicles. Poplar served as investment adviser to Poplar Forest Outliers Fund which had similar investment objectives and strategies to the Fund until April 23, 2018, at which time the Poplar Forest Outliers Fund reorganized into the Yorktown Mid Cap Fund. Mr. J. Dale Harvey owns 78.6% of Poplar Forest and is therefore, a control person of Poplar Forest. As of December 31, 2017, Poplar Forest managed approximately $1.7 billion in assets.

Poplar Forest, subject to the oversight of the Board and the Adviser, will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Poplar Forest will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Poplar Forest will provide the services under the Sub-Advisory Agreement in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and SAI and such compliance policies and procedures as the Adviser or Trust may provide to Poplar Forest in writing from time to time.

Mr. J. Dale Harvey, CEO and Chief Investment Officer of Poplar Forest, is the portfolio manager responsible for the day-to-day management of the Fund’s investment portfolio. Prior to founding Poplar Forest Capital in 2007, from 1991 to 2007, Mr. Harvey served as a portfolio counselor and investment analyst at Capital Group Companies. In his role with Capital Group Companies, Mr. Harvey served as President and Director (2005 to 2007) and portfolio counselor (2000 to 2007) for the American Mutual Fund; as President (2003 to 2005) and portfolio counselor (1997 to 2005) for the American Balanced Fund; as portfolio counselor (1997 to 2007) for the Washington Mutual Investors Fund; as portfolio counselor (2005 to 2007) for the Investment Company of America Fund; and as portfolio counselor (2003 to 2007) for the SmallCap World Fund.

Mr. Stephen A. Burlingame, Co-Portfolio Manager and Research Analyst of Poplar Forest, is the Portfolio co-Manager responsible for the day-to-day management of the Mid Cap Fund and has been since April 2018. Mr. Burlingame joined Poplar Forest in 2011 as an investment analyst and became a member of the Investment Committee in 2012. Prior to joining Poplar Forest, Mr. Burlingame spent seven years with Trust Company of the West serving as a research analyst, managing director and co-Portfolio Manager of the firm’s Concentrated Core/Select Equities investment strategies. At the end of his tenure at Trust Company of the West, Mr. Burlingame’s product group had assets in excess of $9 billion. Prior to Trust Company of the West, Mr. Burlingame spent a year with Brandywine Asset Management working as a research analyst on the firm’s Large Cap Value product. Mr. Burlingame received a B.A. in Economics, cum laude, from Claremont McKenna College in 1999. Mr. Burlingame has held the designation of Chartered Financial Analyst since 2011.

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Other Information Relating to Poplar Forest

The following table presents information relating to the person(s) responsible for managing Fund assets, the number and types of other accounts managed by such person(s), and how such persons are compensated for managing such accounts. The information is current as of January 31, 2018.

	Number of Other Accounts Managed And Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager(s)	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)	Registered Investment Companies ($mils)	Other Pooled Investment Vehicles ($mils)	Other Accounts ($mils)
J. Dale Harvey	3($851.55)	1($92.38)	85($809)	0	0	0
Stephen A. Burlingame	1 ($5.5)	0	0	0	0	0

The portfolio manager’s compensation consists of salary, bonus and package of benefits that is generally available to all active members of Poplar Forest. Salary and bonuses are based on the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The portfolio manager also holds ownership units in the Investment Manager. Because the Investment Manager is a “limited liability company,” each portfolio manager’s compensation is determined, in part, by distributions relative to their individual ownership interests in the net income of the Investment Manager, including certain distributions made by the Investment Manager to its members to sufficiently satisfy tax payments due on the Investment Manager’s income that is taxed at the member level. Compensation is not directly linked to the performance of the Fund.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Mr. David D. Basten, Mr. David M. Basten, and Mr. Michael Dixon serve as the portfolio managers to all the Funds except the Small and Mid Cap Funds. Mrs. Brentz East serves as the portfolio manager to all the Funds except the Small Cap Fund, Mid Cap Fund, and the Multi-Asset Income Fund. Mr. David D. Basten has been portfolio manager since commencement of each Fund’s operations. Mr. David M. Basten has served as portfolio manager since 2005. Mrs. Brentz East has served as a portfolio manager since 2011. Mr. Michael Dixon has served as a portfolio manager since 2012. The table below provides information as of January 31, 2018, regarding other accounts, in addition to the Funds, for which Messrs. Basten, Mrs. East, and Mr. Dixon have day-to-day management responsibilities.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts*	Total Assets
David D. Basten	0	$0	0	$0.00	5	$6,000,000
David M. Basten	0	$0	0	$0.00	0	$0.00
Brentz East	0	$0	0	$0.00	0	$0.00
Michael Dixon	0	$0	0	$0.00	0	$0.00

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*	None of the other accounts managed by the portfolio managers are subject to a performance-based advisory fee.

Conflicts of Interest. Mr. David D. Basten manages certain personal and family accounts for which he receives no compensation for his services in such capacity. The management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, Mr. Basten is subject to the Adviser’s Code of Ethics, which seeks to address potential conflicts of interest that may arise in connection with management of personal accounts, including family accounts.

Compensation. Mr. David D. Basten is a Portfolio Manager, the President and a Director of the Adviser. Mr. David M. Basten is a Portfolio Manager of the Adviser and is Director of Marketing. Mrs. East is a Portfolio Manager of the Adviser and is a Securities Analyst. Mr. Dixon is a Portfolio Manager of the Adviser and is a Securities Analyst. Messrs. Basten, Mrs. East, and Mr. Dixon each have an ownership interest in the Adviser and, therefore, receive a portion of its profits. Messrs. Basten, Mr. Dixon and Mrs. East are each also paid a fixed base salary and are eligible to receive employee benefits, including, but not limited to, health care and other insurance benefits and participation in the Adviser’s qualified retirement plan.

Ownership of Securities by Portfolio Managers. The Trustee table provided above provides information as of January 31, 2018, of the value, within the indicated range, of shares of beneficially owned by the portfolio managers in each Fund.

OTHER SERVICE PROVIDERS

Custodian. Pursuant to a Custodian Agreement with the Trust, Huntington National Bank (the “Custodian”), 7 Easton Oval, Columbus, Ohio 43219, acts as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

Accounting and Pricing Services. Pursuant to a Master Services Agreement dated July 31, 2017 with the Trust, Ultimus Fund Solutions, LLC provides the Trust with fund accounting, financial administration, and fund administration services. Prior to July 31, 2017, pursuant to an Accounting and Pricing Services Agreement (the “Accounting Agreement”), Yorktown Management & Research Company, Inc. (“Yorktown”) acted as the accounting services agent of the Funds. The accounting services agent of the Funds, maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Funds’ business. For its services under the Accounting Agreement, Yorktown received an annual base fee per Fund of $30,000 ($2,500 per month) for one class of shares. For each additional class of shares the annual base fee is increased by $5,000. In addition to a base fee, Yorktown received an asset based annualized fee (that is computed daily and paid monthly) of 0.010% of the average daily net assets of the Trust up to $500 million and 0.005% of the average daily net assets of the Trust in excess of $500 million. Pursuant to the Accounting Agreement, the Funds also reimbursed Yorktown for out-of-pocket expenses, including but not limited to the costs of the daily securities price quotation services and the required performance reporting services utilized by the Funds. Yorktown is controlled, as a result of stock ownership, by David D. Basten. Mr. Basten is a Trustee and officer of the Trust.

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Yorktown provided certain accounting and pricing services for the Growth Fund, Capital Income Fund, Multi-Asset Income Fund, Short Term Bond Fund, and Master Allocation Fund through July 31, 2017. For the six months ended July 31, 2017, Yorktown received $22,981, $21,913, $54,008, $25,704, and $21,310 from the Growth Fund, Capital Income Fund, Multi-Asset Income Fund, Short Term Bond Fund, and Master Allocation Fund, respectively for these services. Effective August 1, 2017, the Trust retained Ultimus Asset Services, LLC (“Ultimus”), to provide certain transfer agency, fund accounting, fund administration, and compliance support services for the aforementioned Funds. For the six months ended January 31, 2018, Ultimus received $41,077, $41,205, $149,606, $56,177, and $42,128 from the Growth Fund, Capital Income Fund, Multi-Asset Income Fund, Short Term Bond Fund, and Master Allocation Fund, respectively for these services. For the fiscal year ended January 31, 2018, Ultimus earned fees of $77,350 and $77,432 for fund transfer agency, accounting, fund administration, and compliance support services from the Small Cap Fund and Mid Cap Fund, respectively.

For the fiscal year ended January 31, 2017, the Advisor received $46,476, $44,392, $45,401, $99,297 and $43,253 from the Growth Fund, Capital Income Fund, Short Term Bond Fund, Multi-Asset Income Fund and Master Allocation Fund, respectively for accounting and pricing services.

For the fiscal year ended January 31, 2016, the Advisor received $47,657, $43,758, $42,647, $42,860, $103,813 and $36,699 from the Growth Fund, Capital Income Fund, Short Term Bond Fund, Value Fund, Multi-Asset Income Fund and Master Allocation Fund, respectively for accounting and pricing services.

Transfer Agent. Pursuant to a Transfer Agent Agreement with the Trust, Ultimus Asset Services, LLC (formerly Huntington Asset Services, Inc.) (the “Transfer Agent”) acts as the Trust’s transfer and dividend disbursing agent. The Transfer Agent is located at 9465 Counselors Row, Suite 200, Indianapolis, Indiana 46240. The Transfer Agent provides certain shareholder and other services to the Trust, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

Distributor. Unified Financial Securities, Inc., located at 9465 Counselors Row, Suite 200, Indianapolis, Indiana 46240, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distributor is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Distributor may receive Rule 12b-1 Distribution and Service Fees from the Funds, as described in the prospectus and this SAI.

Independent Registered Public Accounting Firm. The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, audits the Funds’ annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Funds’ tax returns. Tait, Weller & Baker LLP is located at 1818 Market Street, Philadelphia, Pennsylvania 19103.

DISTRIBUTION OF FUND SHARES

The Distributor acts as distributor of shares of the Funds under the Distribution Agreement, which requires the Distributor to use its best efforts to sell shares of the Funds. Shares of the Funds are offered continuously. As compensation for its services rendered to the Funds, the Adviser pays the Distributor a monthly fee based on the daily average net assets of the Funds. As distributor of Fund shares, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Funds’ shares or the servicing and maintenance of shareholder accounts, including compensation to employees of the Distributor; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor and selected dealers who engage in or support the distribution of shares or who service shareholder accounts; the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the funds, such as office rent, employee salaries, employee bonuses and other overhead expenses.

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The Distributor also may pay certain banks, fiduciaries, custodians for public funds, investment advisers and broker-dealers a fee for administrative services in connection with the distribution of Fund shares. Such fees would be based on the average net asset value represented by shares of the Distributor’s customers invested in a Fund. This fee is in addition to any commissions these entities may receive from the Distributor out of the fees it receives pursuant to a distribution plan, and, if paid, will be reimbursed by the Adviser and not a Fund.

Plan of Distribution. The Board has adopted a Plan of Distribution for each Share Class offered by the Trust (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, Funds offering certain Share Classes may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class, provided that the categories of expenses are approved in advance by the Board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect. Each Fund finances these distribution and service activities through payments made to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets, the Adviser (“Firms”) and/or the Distributor. The fee paid to Firms and/or the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class.

For Multi-Asset Income Fund, the fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.50% for Class A Share expenses. For Capital Income Fund, Master Allocation Fund, Small Cap Fund and Mid Cap Fund, the fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.25% for Class A Share expenses.

Class C Shares of each Fund that offers such shares pay a maximum distribution and service fee of 1.00% of the Fund’s Class C Shares’ average daily net assets.

Class L Shares of each Fund pay a maximum distribution and service fee of 1.00% of the Fund’s Class L Shares’ average daily net assets.

Payments for distribution expenses under the 12b-1 Plans are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by the Trust.” Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with Rule 12b-1. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board for their review at least quarterly. The 12b-1 Plan provides that they may not be amended to increase materially the costs which shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, including a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the “12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

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Shareholder servicing fees are paid to certain service providers (“Service Organizations”) for providing one or more of the following services to customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from a Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the applicable Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers.

In approving these Plans, the Board considered factors deemed to be relevant, including that as the size of each Fund increases, each Fund should experience economies of scale and greater investment flexibility. The Board also considered the compensation to be received by Firms and the Distributor under the Plans and the benefits that would accrue to the Adviser as a result of the Plans in that the Adviser receives advisory fees that are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

The Board has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit each Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the applicable classes’ outstanding shares of a Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to a Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the applicable classes’ outstanding shares of a Fund, by the Distributor or by the Service Organization. An agreement will also terminate automatically in the event of its assignment. As long as the 12b-1 Plan is in effect, the nomination of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.

During the period it is in effect, the 12b-1 Plan obligates the Funds to pay fees to Firms and the Distributor as compensation for the distribution and service activities of the Distributor and other financial intermediaries, not as reimbursement for specific expenses incurred. Thus, even if Firms’ or the Distributor’s expenses exceed the fees they receive, the Funds will not be obligated to pay more than those fees and, if Firms’ or the Distributor’s expenses are less than such fees, they may retain the full fee and realize a profit or pay them to the Adviser to cover its “allocated costs,” as discussed below.

For the fiscal year ended January 31, 2018, the Growth Fund, Capital Income Fund, Short Term Bond Fund, Multi-Asset Income Fund, Master Allocation Fund, Small Cap Fund and Mid Cap Fund paid to the Distributor aggregate distribution fees of $ 286,375, $ 161,548, $762,783, $4,629,361, $221,612, $ 2,357 and $5,292, respectively.

For the fiscal year ended January 31, 2017, the Growth Fund, Capital Income Fund, Short Term Bond Fund, Multi-Asset Income Fund and Master Allocation Fund paid to the Distributor aggregate distribution fees of $281,039, $146,698, $266,145, $4,343,190 and $271,444, respectively.

For the fiscal year ended January 31, 2016, the Growth Fund, Capital Income Fund, Short Term Bond Fund, Multi-Asset Income Fund and Master Allocation Fund paid to the Distributor aggregate distribution fees of $346,564, $142,390, $82,007, $4,961,160, and $335,164, respectively.

The Adviser, in its capacity as the Fund’s investment adviser, has an indirect financial interest in the operation of the 12b-1 Plan. David D. Basten and David M. Basten, who are interested persons of the Trust, have an indirect interest in the operation of the 12b-1 Plan by virtue of their positions with the Adviser.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with a Fund and/or its affiliates. These additional payments may be made to Financial Intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list.

The Adviser and/or its affiliates may also make payments from their own resources to Financial Intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Funds by Financial Intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Adviser is responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage transactions. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for each Fund. This determination involves a number of considerations, including the economic effect on the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

Under the 1940 Act, a mutual fund must sell its shares at the price (including sales load, if any) described in its prospectus, and current rules under the 1940 Act do not permit negotiations of sales loads. Currently, an open-end fund is permitted to impose a front-end sales load of up to 8.5% of the public offering price, provided it does not also impose an asset-based sales charge. The Adviser takes into account the amount of the applicable sales load, if any, when it is considering whether or not to purchase shares of an underlying fund. The Adviser anticipates investing a significant portion of the assets of each Fund in underlying funds that impose no front-end sales load. Where an underlying fund imposes a sales load, the Adviser, to the extent possible, seeks to reduce the sales load imposed by purchasing shares pursuant to (i) letters of intent, permitting purchases over time; (ii) rights of accumulation, permitting it to obtain reduced sales charges as it purchases additional shares of an underlying fund; and (iii) rights to obtain reduced sales charges by aggregating its purchases of several funds within a “family” of mutual funds. The Adviser also takes advantage of exchange or conversion privileges offered by any “family” of mutual funds.

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A factor in the selection of brokers to execute the Funds’ portfolio transactions is the receipt of research, analysis, advice and similar services. To the extent that research services of value are provided by brokers with or through whom the Adviser places the Funds’ portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers through which a Fund effects securities transactions may be used by the Adviser in advising other Funds, and, conversely, research services furnished to the Adviser by brokers in connection with other Funds the Adviser advises may be used by the Adviser in advising a Fund. Research and other services provided by brokers to the Adviser or the Funds is in addition to, and not in lieu of, services required to be performed by the Adviser under its Advisory Agreement.

For the fiscal year ended January 31, 2018, the Adviser directed $21,017,398, $36,183,893, $213,124,543, $759,791,936, $2,546,419, $27,816,649 and $23,403,350 in portfolio transactions on behalf of the Growth Fund, Capital Income Fund, Short Term Bond Fund, Multi-Asset Income Fund, Master Allocation Fund, Small Cap Fund and Mid Cap Fund, respectively, to brokers chosen because they provided research services, for which the Growth Fund, Capital Income Fund, Short Term Bond Fund, Multi-Asset Income Fund, and Master Allocation Fund, Small Cap Fund and Mid Cap Fund, paid $64,781, $101,978, $5,058, $613,194, $0, $19,858 and $31,179, respectively, in commissions.

The Funds reserve the right to pay brokerage commissions to brokers affiliated with the Trust or with affiliated persons of such persons. Any such commissions will comply with applicable securities laws and regulations. In no instance, however, will portfolio securities be purchased from or sold to the Adviser or any other affiliated person. Since the Funds’ inception, no brokerage commissions have been paid to such affiliated persons.

The Trust expects that purchases and sales of money market instruments will usually be principal transactions, and purchases and sales of other debt securities may be principal transactions. Thus, the Funds will normally not pay brokerage commissions in connection with those transactions. Money market instruments are generally purchased directly from the issuer, an underwriter or market maker for the securities and other debt securities may be purchased in a similar manner. Purchases from underwriters include an underwriting commission or concession and purchases from dealers serving as market makers include the spread between the bid and asked price. Where transactions are made in the over-the-counter market, the Funds will deal with the primary market makers unless more favorable prices are obtainable elsewhere.

Investment decisions for each Fund are made independently of each other in light of differing considerations. However, the same investment decision may occasionally be made for more than one Fund. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Funds as to amount according to a formula deemed equitable to the Funds. While in some cases this practice could have a detrimental effect upon the price or quantity of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to a Fund.

The policy of the Trust with respect to brokerage is reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

For the fiscal years ended January 31, 2018, 2017, and 2016, the Funds paid the following amounts in brokerage commissions:

Fund	2018	2017	2016
Growth Fund	$64,781	$89,160		$84,213
Capital Income Fund	$101,978	$85,708		$39,606
Short Term Bond Fund	$5,058	$6,918		$28,053
Multi-Asset Income Fund	$613,194	$1,337,728		$1,434,201
Master Allocation Fund	N/A	N/A	$	N/A
Small Cap Fund	$19,858	$13,915		N/A
Mid Cap Fund	$31,179	$9,804		N/A

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Portfolio Turnover. The portfolio turnover rate may vary greatly from year to year for any Fund and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Variations in turnover rate from year to year may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook. The annual portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the year. Each Fund’s portfolio turnover rate for the fiscal years ended January 31, 2018 and 2017 is shown in the table below.

Fund	2018	2017
Growth Fund	33%	37%
Capital Income Fund	92%	67%
Short Term Bond Fund	36%	55%
Multi-Asset Income Fund	92%	102%
Master Allocation Fund	8%	27%
Small Cap Fund	143%	41%
Mid Cap Fund	93%	44%

CAPITAL STOCK AND DIVIDENDS

The Trust is authorized to issue an unlimited number of shares of beneficial interest without par value of separate series and separate classes. Shares of each Fund, when issued, are fully paid, non-assessable, fully transferable, redeemable at the option of the shareholder and have equal dividend and liquidation rights and non-cumulative voting rights. The shares of each series of the Trust will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in a written instrument.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund bear pro-rata the same expenses and are entitled equally to the Fund’s dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board. Shares will be maintained in open accounts on the books of the Transfer Agent.

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Upon the Trust’s liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Trust will confirm all account activity, and transactions made as a result of the Automatic Investment Plan.

Rule 18f-3 Plan. The Board has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Trust for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of a Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the prospectuses, shares of a particular class of a Fund may be exchanged for shares of the same class of another Fund.

PRICING AND ADDITIONAL PURCHASE AND EXCHANGE INFORMATION

Determining Net Asset Value. Each Fund determines its net asset value per share (“NAV”) as of the close of regular trading (generally, 4:00 p.m., eastern time) on the NYSE on each business day, which is defined as each Monday through Friday when the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s particular share Class, subtracting any liabilities (including accrued expenses) attributable to a Fund’s particular share Class, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary.

Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. When events materially affecting the value of such securities or exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board.

For more information on calculation of NAV, see “Determining Net Asset Value” in the Fund’s prospectuses.

Purchase and Exchange of Shares. When shares of a Fund are initially purchased, an account is automatically established for the shareholder. Any shares of that Fund subsequently purchased or received as a distribution are credited directly to the shareholder’s account. No share certificates are issued. Shareholders will receive at least 60 days notice of any termination or material modification of the exchange privilege described in the applicable prospectus, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sale of its shares because it is unable to invest amounts effectively in accordance with the Fund’s investment objective, policies and restrictions.

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Telephone Transactions. Shareholders may initiate three types of transactions by telephone: telephone exchanges; telephone redemptions by wire; and telephone redemptions by check. Once a telephone transaction request has been placed, it cannot be revoked. The telephone redemptions by wire privilege must be elected by you when you fill out your initial application or you may select that option later by completing the appropriate form(s) that is available from Shareholder Services. The telephone exchange privilege and telephone redemptions by check privilege are available to shareholders of the funds automatically, unless declined in the application or in writing.

The Funds will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on an account application and recording the telephone conversation. A shareholder will bear the risk of loss due to unauthorized or fraudulent instructions regarding his or her account, although the Funds may be liable if reasonable procedures are not employed.

Undeliverable Mail. If the U.S. Postal Service cannot deliver a check representing the payment of a distribution to a shareholder, or if any such check remains uncashed for six months, the check(s) will be reinvested in shares of the distributing fund at their then-current NAV per share and all future distributions to that shareholder will be reinvested in fund shares.

TAXATION

Taxation of the Funds – General

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate corporation for federal income tax purposes and intends to continue to qualify for treatment as a RIC. By doing so, it will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), including distributions thereof it receives from an underlying fund, that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (which includes dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) (“Distribution Requirement”) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (“Diversification Requirements”).

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If a Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (taxable as ordinary income, except, for individual shareholders, the part thereof that is “qualified dividend income,” which would be taxable at the rate for net long-term capital gain – currently, a maximum of 15%) to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Taxation of Investments in Underlying Funds

The Funds invest, and intend to continue to invest, only in underlying funds that intend to qualify for treatment as RICs. If an underlying fund failed to qualify for that treatment, it would be subject to federal income tax on its income and gains and might adversely affect the Fund’s ability to satisfy the Diversification Requirements and thereby its ability to qualify as a RIC. No assurance can be given, however, that an underlying fund will qualify for treatment as a RIC.

A Fund’s redemption of shares it holds in an underlying fund will result in taxable gain or loss to the Fund, depending on whether the redemption proceeds are more or less than its adjusted basis in the redeemed shares (which normally includes any sales charge paid on them); an exchange of an underlying fund’s shares for shares of another underlying fund normally will have similar tax consequences. However, if a Fund disposes of an underlying fund’s shares (“original shares”) within 90 days after its purchase thereof and subsequently reacquires shares of that underlying fund or acquires shares of another underlying fund on which a sales charge normally is imposed (“replacement shares”), without paying the sales charge (or paying a reduced charge) due to an exchange privilege or a reinstatement privilege, then (1) any gain on the disposition of the original shares will be increased, or the loss thereon decreased, by the amount of the sales charge paid when those shares were acquired and (2) that amount will increase the adjusted basis in the replacement shares that were subsequently acquired. In addition, if a Fund purchases shares of an underlying fund within thirty days before or after redeeming other shares of that fund at a loss, all or part of that loss will not be deductible and instead will increase the basis in the newly purchased shares (“wash sale rule”).

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Taxation of Shareholders

Dividends and other distributions a Fund declares in December generally are taxable to its shareholders as though received on December 31 if paid to them during the following January. Accordingly, those distributions will be taxed to the shareholders for the taxable year in which that December 31 falls.

As noted in the prospectuses, certain dividends from a Fund’s investment company taxable income (i.e., “qualified dividend income”), whether paid in cash or reinvested in additional Fund shares, are taxed to individual shareholders at the 20% maximum rate applicable to net long-term capital gain. A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations. It is not anticipated that any part of the distributions by the Multi-Asset Income Fund (which invests exclusively in debt securities and thus receives no dividend income) will be eligible for that rate or that deduction.

Redemptions and exchanges of a Fund’s shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. If a shareholder purchases Fund shares within thirty days before or after redeeming other shares of that Fund at a loss, the wash sale rule will apply. If shares are purchased shortly before the record date for any dividend or capital gain distribution, the investor will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Qualified Retirement Plans. An investment in Fund shares may be appropriate for individual retirement accounts (including “Roth IRAs”), tax-deferred annuity plans under section 403(b) of the Code, self-employed individual retirement plans (commonly referred to as “Keogh plans”), simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans (including section 401(k) plans). Dividends and capital gain distributions received on Fund shares held by any of these accounts or plans are automatically reinvested in additional Fund shares, and taxation thereof is deferred until distributed by the account or plan. Investors who are considering establishing such an account or plan may wish to consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in these accounts or plans through regular payroll deductions may be arranged with the Distributor and the employer.

Taxation of Particular Investments

Zero Coupon and Payment-In-Kind Securities. A Fund or an underlying fund may acquire zero coupon securities or other securities issued with original issue discount (“OID”), such as “stripped” U.S. Treasury securities. As a holder of those securities, a Fund or an underlying fund annually must include in its income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, it must include in its gross income securities it receives as “interest” on payment-in-kind securities. Because each underlying fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from its cash assets or from the proceeds of sales of portfolio securities, if necessary. It may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

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Foreign Income and Gains. Dividends and interest a Fund or an underlying fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund or an underlying fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund or an underlying fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” mentioned above.

If a Fund or an underlying fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund or underlying fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which it probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund or an underlying fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

A Fund or an underlying fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC’s stock over the underlying fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund or an underlying fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the underlying fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A Fund’s or an underlying fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988 each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 (see below) and 988, special provisions determine the character and timing of any income, gain or loss.

Hedging Strategies (Underlying Funds). The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses an underlying fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts an underlying fund derives with respect to its business of investing in securities or those currencies, will be treated as qualifying income under the Income Requirement.

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Certain futures, foreign currency contracts and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which the underlying funds may invest will be “section 1256 contracts.” Section 1256 contracts an underlying fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which the underlying fund has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which an underlying fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If an underlying fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions are not entirely clear.

If a Fund or an underlying fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract an underlying fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund or an underlying fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund or underlying fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

COST BASIS

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Trust has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, each Fund will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by notifying the Fund in writing. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

OTHER INFORMATION

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust states that no shareholder as such shall be subject to any personal liability whatsoever to any person in connection with Trust property or the acts, omissions, obligations or affairs of the Trust. It also states that every written obligation, contract, instrument, certificate, share, other security of the Trust or undertaking made or issued by the Trustees may recite, in substance, that the same is executed or made by them not individually, but as Trustees under the Declaration of Trust, and that the obligations of the Trust under any such instrument are not binding upon any of the Trust’s Trustees or shareholders individually, but bind only the Trust estate, and may contain any further recital which they or he may deem applicable, but the omission of such recital shall not operate to bind the Trustees or shareholders individually.

The Declaration of Trust further provides that the Trust shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

The prospectuses relating to the Funds and this SAI do not contain all the information included in the Trust’s registration statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. or by visiting the SEC’s web site at http://www.sec.gov.

Statements contained in the prospectuses and this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contracts or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The annual report to shareholders of the Funds for the fiscal year ended January 31, 2018, which includes the financial statements and financial highlights, as filed with the SEC, is hereby incorporated by reference.

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APPENDIX A: DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

DESCRIPTION OF MOODY’S SHORT-TERM DEBT RATINGS

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF MOODY’S LONG-TERM DEBT RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

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Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca are present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rate Class D of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

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B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are in jeopardy.

APPENDIX B: HEDGING STRATEGIES

GENERAL DESCRIPTION OF HEDGING STRATEGIES

The Adviser may engage in a variety of strategies (“Hedging Strategies”) involving the use of certain financial instruments, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge a Fund’s portfolio. The Adviser may also hedge currency risks associated with these Funds’ investments in foreign securities through the use of forwarding foreign currency contracts. An underlying fund may also engage in Hedging Strategies.

Hedging Strategies are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Hedging Strategies on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging Strategies on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of Hedging Strategies is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (“CFTC”) and various state regulatory authorities. In addition, the Funds’ ability to use Hedging Strategies will be limited by tax considerations.

SPECIAL RISKS OF HEDGING STRATEGIES

The use of Hedging Strategies involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow:

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(1) Successful use of most Hedging Strategies depends upon the Adviser’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Strategy and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which hedging instruments are traded. The effectiveness of Hedging Strategies on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3) Hedging Strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, Hedging Strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) A Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in hedging instruments involving obligations to third parties (i.e., hedging instruments other than purchased options). If the Fund were unable to close out its positions in such hedging instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the opposite party to the transaction to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

COVER FOR HEDGING STRATEGIES

The Funds will not use Hedging Strategies for speculative purposes or for purposes of leverage, although an underlying fund may do so. Hedging Strategies, other than purchased options, expose the Funds to an obligation to another party. The Funds will not enter into any such transactions unless they own either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for Hedging Strategies and will set aside cash or liquid assets in a segregated account with their custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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OPTIONS ACTIVITIES

Each Fund, either directly or through an underlying fund, may write (i.e., sell) call options (“calls”) if the calls are “covered” throughout the life of the option. A call is “covered” if the fund owns the optioned securities. When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at anytime during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forego any gain from an increase in the market price of the underlying security over the exercise price. Each Fund also is authorized to write covered call options, but has no intention of doing so during the current fiscal year.

Each Fund, either directly or through an underlying fund, may purchase a call on securities only to effect a “closing transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

Each Fund, either directly or through an underlying fund, may also may write and purchase put options (“puts”). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period. When a fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A fund’s option positions may be closed out only on an exchange that provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new, so that it is impossible to predict to what extent liquid markets will develop or continue. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the funds will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the fund, there can be no assurance that the fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the fund, the inability to enter into a closing transaction may result in material losses to the fund. For example, because the fund must maintain a covered position with respect to any call option it writes on a security or stock index, the fund may not sell the underlying security or invest any cash, U.S. Government securities or short-term debt securities used to cover the option during the period it is obligated under such option. This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

An underlying fund’s custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

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In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation (“OCC”) has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

In view of the risks involved in using the options strategies described above, each Fund that engages directly in options activities has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote:

(1)	a Fund will write only covered options and each such option will remain covered so long as the Fund is obligated under the option;

(2)	a Fund will not write call or put options having aggregate exercise prices greater than 25% of its net assets; and

(3)	a Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Funds, does not exceed 5% of the Fund’s total assets.

The Funds’ activities in the option markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

FUTURES CONTRACTS

A Fund or an underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated “contract markets” that, through their clearing corporation, guarantee performance of the contracts.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of debt securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if an underlying fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates (and therefore a decline in the value of those securities), it could, in lieu of disposing of those securities, enter into futures contracts for the sale of similar long-term securities. If rates thereafter increase and the value of the fund’s portfolio securities thus declines, the value of the fund’s futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of debt securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if an underlying fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

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A stock index futures contract may be used to hedge an underlying fund’s portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make variation margin deposits.

As is the case with options, the Funds’ activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Funds also may save on commissions by using futures contracts as a hedge rather than buying or selling individual securities in anticipation of or as a result of market movements.

In view of the risks involved in using the futures strategies that are described above, each of these Funds has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified without shareholder vote.

(1)	a Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures positions and related options and premiums paid for related options would exceed 5% of the Fund’s total assets; and

(2)	futures contracts and related options will not be purchased if immediately thereafter more than 30% of the Fund’s total assets would be so invested.

OPTIONS ON FUTURES CONTRACTS

A Fund or an underlying fund may purchase and write (sell) put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases “protective puts” on securities.

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Each Fund, either directly or indirectly through an underlying fund, also may purchase put options on interest rate and stock index futures contracts. As with options on securities, the holder of an option on a futures contract may terminate its position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. An underlying fund is required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There can be no certainty that liquid secondary markets for all options on futures contracts will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to an underlying fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

FORWARD AND FOREIGN CURRENCY CONTRACTS

A Fund or an underlying fund may use forward or foreign currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

A Fund or an underlying fund may enter into forward currency contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit commensurately any potential gain that might result should the value of such currency increase during the contract period.

A Fund or an underlying fund may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Adviser believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another. For example, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

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The precise matching of the forward amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. The Fund may enter into forward contracts or maintain a net exposure on such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency or (2) the Fund maintains cash, U.S. Government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Fund’s total assets committed to the consummation of the contract which value must be marked to market daily. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

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